UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2676

Fidelity School Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders

Spartan®

Intermediate Municipal Income
Fund

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan® Intermediate Municipal Income Fund	3.74%	6.54%	6.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® Intermediate Municipal Income Fund on December 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Doug McGinley, Portfolio Manager of Spartan® Intermediate Municipal Income Fund

Despite persistent inflation concerns and the Federal Reserve Board raising interest rates multiple times in the second half of the year, the municipal bond market registered positive performance for the year ending December 31, 2004. In that time, the Lehman Brothers® Municipal Bond Index rose 4.48%. In comparison, the Lehman Brothers Aggregate Bond Index - a proxy of the overall investment-grade taxable debt market - returned 4.34%. This marks the second consecutive year in which tax-free munis outperformed taxable bonds on an absolute basis. Demand for munis generally was strong in 2004, except for a rough patch in the spring when strong labor markets fueled expectations of rising inflation. Shortly thereafter, the Fed began a series of five 0.25 percentage-point interest rate hikes between June 30 and December 14. While munis typically don't react well to such actions, they responded with positive returns in each of the year's final six months, partly due to reassurances by the Fed that it intended to raise rates in a "measured fashion."

For the 12 months ending December 31, 2004, the fund returned 3.74%. During the same period, the LipperSM Intermediate Municipal Debt Funds Average returned 2.59% and the Lehman Brothers 1-17 Year Municipal Bond Index returned 3.56%. Continued low interest rates muted bond returns during the past year. Likely aiding the fund's outperformance of its Lipper peer group average was its slight overweighting in lower-quality investment-grade muni bonds, particularly in the health care, utility and corporate-backed sectors. Demand for these bonds generally was quite strong, as each sector was helped by favorable developments. Security selection within each group also was generally advantageous. However, performance was likely curtailed by the fact that the fund didn't own even more lower-quality bonds given how well they performed. I continued to avoid positioning the fund to benefit from a specific interest rate outlook during the period, a strategy that was helpful during most of the year given the uncertainty surrounding the pace of economic growth, the rate of inflation and the direction of interest rates.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Actual	$ 1,000.00	$ 1,043.30	$ 2.16
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,023.03	$ 2.14

* Expenses are equal to the Fund's annualized expense ratio of .42%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five States as of December 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	18.5	20.9
Illinois	12.3	10.1
California	11.9	11.7
Washington	8.3	9.1
New York	6.4	5.7
Top Five Sectors as of December 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	40.7	39.2
Electric Utilities	15.0	16.1
Transportation	11.8	11.1
Health Care	8.8	9.2
Escrowed/Pre-Refunded	7.1	7.5
Average Years to Maturity as of December 31, 2004
		6 months ago
Years	8.6	8.4
Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.
Duration as of December 31, 2004
6 months ago
Years	5.4	5.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2004	As of June 30, 2004
AAA 67.0%	AAA 67.5%
AA,A 24.1%	AA,A 23.7%
BBB 8.8%	BBB 9.1%
Not Rated 0.6%	Not Rated 0.0%
Short-Term Investments and Net Other Assets* (0.5)%	Short-Term Investments and Net Other Assets* (0.3)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

*Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments December 31, 2004

Showing Percentage of Net Assets

Municipal Bonds - 100.5%
	Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 1.4%
Alabama Pub. School & College Auth. Rev. Series 1999 C, 5.625% 7/1/13	$ 4,200	$ 4,717
Birmingham Gen. Oblig. Series 2002 A, 5.25% 4/1/07 (FSA Insured)	2,415	2,568
Huntsville Solid Waste Disp. Auth. & Resource Recovery Rev.:
5.25% 10/1/07 (MBIA Insured) (d)	1,700	1,800
5.25% 10/1/08 (MBIA Insured) (d)	3,055	3,279
5.75% 10/1/09 (MBIA Insured) (d)	3,865	4,257
Jefferson County Ltd. Oblig. School Warrants Series A:
5.25% 1/1/15	2,000	2,167
5.5% 1/1/22	1,100	1,186
Jefferson County Swr. Rev. Series A:
5% 2/1/33 (Pre-Refunded to 2/1/09 @ 101) (e)	2,915	3,206
5% 2/1/41 (Pre-Refunded to 2/1/11 @ 101) (e)	1,580	1,758
		24,938
Alaska - 0.2%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.8% 7/1/12 (AMBAC Insured) (d)	2,935	3,237
Arizona - 0.2%
Arizona School Facilities Board Ctfs. of Prtn. Series C, 5% 9/1/09 (FSA Insured)	1,100	1,205
Arizona School Facilities Board State School Impt. Rev. 5.25% 7/1/20	1,000	1,088
Yuma Muni. Property Corp. Rev. 5% 7/1/12 (AMBAC Insured)	1,100	1,203
		3,496
California - 11.9%
Alameda Corridor Trans. Auth. Rev. Series 1999 A, 0% 10/1/34 (MBIA Insured)	9,095	1,817
Cabrillo Cmnty. College District 5.25% 8/1/15 (MBIA Insured)	1,400	1,583
California Dept. of Wtr. Resources Central Valley Proj. Wtr. Sys. Rev. Series Y:
5.25% 12/1/16 (FGIC Insured)	5,000	5,578
5.25% 12/1/18 (FGIC Insured)	5,000	5,536
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A:
5.5% 5/1/07	3,500	3,732
5.75% 5/1/17	1,800	2,032
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Dept. of Wtr. Resources Pwr. Supply Rev.: - continued
Series A:
5.25% 5/1/07 (MBIA Insured)	$ 3,400	$ 3,625
5.25% 5/1/09 (MBIA Insured)	5,400	5,984
5.25% 5/1/10 (MBIA Insured)	1,155	1,292
5.5% 5/1/15 (AMBAC Insured)	2,600	2,934
6% 5/1/15	5,700	6,562
California Econ. Recovery:
Series 2004 A:
5% 7/1/16	4,100	4,381
5.25% 7/1/12	3,000	3,373
Series A:
5.25% 7/1/13 (MBIA Insured)	2,000	2,265
5.25% 7/1/14 (FGIC Insured)	1,300	1,476
Series B, 5%, tender 7/1/07 (c)	8,000	8,488
California Gen. Oblig.:
4.5% 2/1/09	2,800	2,986
5% 12/1/11 (MBIA Insured)	8,000	8,933
5% 2/1/25	4,000	4,129
5.25% 2/1/10 (FSA Insured)	7,100	7,921
5.25% 2/1/11	4,000	4,435
5.25% 3/1/12	2,210	2,471
5.25% 2/1/15	5,000	5,549
5.25% 2/1/16	8,500	9,434
5.5% 3/1/11	8,500	9,554
5.5% 3/1/11 (FGIC Insured)	3,000	3,408
5.5% 4/1/13 (AMBAC Insured)	1,000	1,144
5.5% 4/1/30	1,500	1,612
5.75% 10/1/10	2,200	2,502
5.75% 10/1/10 (MBIA Insured)	3,000	3,451
California Health Facilities Fing. Auth. Rev. (Catholic Healthcare West Proj.) Series I, 4.95%, tender 7/1/14 (c)	3,000	3,136
California Hsg. Fin. Agcy. Home Mtg. Rev. Series 1983 A, 0% 2/1/15 (MBIA Insured)	19,346	8,622
California Poll. Cont. Fing. Auth. Ctfs. of Prtn. (Pacific Gas & Elec. Co. Proj.) Series 2004 B, 3.5%, tender 6/1/07 (FGIC Insured) (c)(d)	8,000	8,090
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series A, 5%, tender 5/1/13 (c)(d)	3,000	3,085
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Pub. Works Board Lease Rev. (Coalinga State Hosp. Proj.) Series 2004 A, 5.5% 6/1/16	$ 5,600	$ 6,281
California Statewide Cmntys. Dev. Auth. Rev. (Kaiser Permanente Health Sys. Proj.) Series 2004 G, 2.3%, tender 5/1/07 (c)	4,000	3,970
Commerce Refuse To Energy Auth. Rev. 5.5% 7/1/12 (MBIA Insured) (b)	2,290	2,521
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	1,900	1,925
0% 1/15/27 (a)	1,000	800
5% 1/15/16 (MBIA Insured)	1,000	1,067
5.75% 1/15/40	1,600	1,625
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	2,000	2,006
Series 2003 B:
5% 6/1/08	1,300	1,384
5.75% 6/1/22	3,600	3,787
5.75% 6/1/23	1,300	1,363
Long Beach Hbr. Rev. Series A, 5.5% 5/15/07 (FGIC Insured) (d)	2,450	2,605
Los Angeles Unified School District:
Series A:
5.375% 7/1/17 (MBIA Insured)	6,800	7,660
5.375% 7/1/18 (MBIA Insured)	2,100	2,356
Series F, 5% 7/1/15 (FSA Insured)	4,000	4,382
Modesto Irrigation District Elec. Rev. Series A, 9.625% 1/1/11 (Escrowed to Maturity) (e)	3,455	4,186
Orange County Local Trans. Auth. Sales Tax Rev. 6.2% 2/14/11 (AMBAC Insured)	2,000	2,307
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	2,000	2,147
San Diego County Ctfs. of Prtn.:
5% 10/1/06	1,135	1,187
5% 10/1/08	1,470	1,589
5.25% 10/1/10	1,620	1,798
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Second Series 28A 5% 5/1/13 (MBIA Insured) (d)	1,340	1,434
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series A:
0% 1/15/12 (MBIA Insured)	3,620	2,790
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series A: - continued
5.25% 1/15/30 (MBIA Insured)	$ 1,400	$ 1,466
Sulphur Springs Union School District Ctfs. of Prtn. (2002 School Facility Bridge Fdg. Prog.) 3.1%, tender 9/1/09 (FSA Insured) (c)	1,000	1,016
		214,772
Colorado - 1.1%
Adams County Bldg. Auth. Rev. Series B, 0% 8/15/12 (Escrowed to Maturity) (e)	5,000	3,783
Adams County School District #172 5.5% 2/1/16 (FGIC Insured)	2,575	2,875
Colorado Health Facilities Auth. Rev. Series 2001, 6.625% 11/15/26	2,550	2,826
Denver City & County Arpt. Rev. Series D, 0% 11/15/06 (d)	4,500	4,221
Douglas and Elbert Counties School District #RE1 5.75% 12/15/20 (FGIC Insured)	1,000	1,155
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	3,200	3,591
Larimer County School District #R1, Poudre 5.75% 12/15/17 (Pre-Refunded to 12/15/13 @ 100) (e)	1,365	1,604
		20,055
Connecticut - 0.2%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	4,000	4,433
District Of Columbia - 2.0%
District of Columbia Ctfs. of Prtn. (District's Pub. Safety and Emergency Preparedness Communications Ctr. and Related Technology Proj.) Series 2003, 5.5% 1/1/16 (AMBAC Insured)	1,930	2,173
District of Columbia Gen. Oblig.:
Series 1998 A:
5.25% 6/1/10 (MBIA Insured)	3,000	3,264
5.25% 6/1/11 (MBIA Insured)	3,905	4,240
Series 2001 B, 5.5% 6/1/13 (FSA Insured)	2,260	2,507
Series A, 5.25% 6/1/10 (FSA Insured)	1,000	1,107
Series C, 5.75% 12/1/05 (AMBAC Insured)	1,895	1,923
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,300	1,461
(Medstar Univ. Hosp. Proj.) Series D, 6.875%, tender 2/16/07 (c)(e)	11,000	12,044
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
District Of Columbia - continued
Metropolitan Washington Arpts. Auth. Gen. Arpt. Rev. Series 1998 B:
5.25% 10/1/09 (MBIA Insured) (d)	$ 3,475	$ 3,765
5.25% 10/1/10 (MBIA Insured) (d)	2,780	2,989
		35,473
Florida - 3.2%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Care Sys. Proj.) 6% 11/15/09 (Escrowed to Maturity) (e)	880	958
Florida Board of Ed. Lottery Rev. Series B:
6% 7/1/14 (FGIC Insured)	500	575
6% 7/1/15 (FGIC Insured)	1,245	1,431
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Obligated Group Proj.):
3.35%, tender 9/1/05 (c)	14,200	14,299
5.25% 11/15/11	3,735	3,983
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (c)	18,000	18,365
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) 6% 4/1/06 (MBIA Insured)	2,640	2,758
Miami Gen. Oblig. (Homeland Defense/Neighborhood Cap. Impt. Projs.) Series 2002, 5.5% 1/1/16 (MBIA Insured)	1,495	1,662
Miami-Dade County Cap. Asset Acquisition Fixed Rate Spl. Oblig. Series 2002 A, 5% 4/1/07 (AMBAC Insured)	1,245	1,318
Miami-Dade County School Board Ctfs. of Prtn. 5%, tender 5/1/11 (MBIA Insured) (c)	1,400	1,526
Orange County School Board Ctfs. of Prtn. Series A, 0% 8/1/13 (MBIA Insured)	2,365	1,690
Palm Beach County School Board Ctfs. of Prtn. Series D, 5.25% 8/1/14 (FSA Insured)	3,500	3,875
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. 6% 4/1/10 (AMBAC Insured) (d)	2,000	2,253
Seminole County School Board Ctfs. of Prtn. Series A, 5% 7/1/12 (MBIA Insured) (b)	1,520	1,650
Volusia County School Board Ctfs. of Prtn. (School Board of Volusia County Master Lease Prog.) 4.5% 8/1/07 (FSA Insured) (b)	2,000	2,082
		58,425
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Georgia - 1.5%
Athens-Clarke County Unified Govt. Wtr. & Swr. Rev. 4% 1/1/05	$ 850	$ 850
Atlanta Arpt. Rev.:
Series 2000 B, 5.625% 1/1/09 (FGIC Insured) (d)	1,620	1,767
Series A, 5.375% 1/1/12 (FSA Insured) (d)	4,000	4,373
Series F, 5.25% 1/1/13 (FSA Insured) (d)	1,200	1,303
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,500	1,700
Columbia County Gen. Oblig. 5% 1/1/10 (FSA Insured)	1,500	1,645
Coweta County Dev. Auth. Rev. (Newman Wtr. Swr. & Lt. Common Proj.) 5.75% 1/1/16 (AMBAC Insured)	1,440	1,620
Fulton DeKalb Hosp. Auth. Hosp. Rev.:
5% 1/1/07 (FSA Insured)	1,000	1,051
5% 1/1/10 (FSA Insured)	3,370	3,678
Georgia Gen. Oblig. Series 1993 A, 7.45% 1/1/09	2,880	3,411
Georgia Muni. Elec. Auth. Pwr. Rev. 6.6% 1/1/18 (MBIA Insured)	1,585	1,972
Gilmer County School District 4.75% 4/1/10	2,000	2,171
Henry County Wtr. & Swr. Auth. Rev. 5% 2/1/11 (MBIA Insured)	1,245	1,355
		26,896
Hawaii - 0.6%
Hawaii Arpts. Sys. Rev.:
Series 2000 B, 8% 7/1/10 (FGIC Insured) (d)	3,700	4,517
Series 2001, 5.5% 7/1/06 (FGIC Insured) (d)	1,000	1,046
Hawaii Gen. Oblig.:
Series CN, 5.25% 3/1/12 (FGIC Insured)	2,880	3,089
Series CY, 5.25% 2/1/10 (FSA Insured)	1,275	1,413
		10,065
Illinois - 12.3%
Chicago Board of Ed.:
Series 1997 A, 0% 12/1/15 (AMBAC Insured)	1,150	718
Series A, 0% 12/1/16 (FGIC Insured)	1,000	587
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/16 (FGIC Insured)	4,100	2,517
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	2,100	2,368
Series A, 5.25% 1/1/22 (MBIA Insured)	1,000	1,081
Series A2, 6% 1/1/11 (AMBAC Insured)	1,205	1,391
Series C, 4% 1/1/09 (MBIA Insured)	3,500	3,675
5.25% 1/1/11 (FSA Insured)	2,070	2,306
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Chicago Midway Arpt. Rev.:
Series 2001 B, 5% 1/1/08 (FSA Insured)	$ 1,250	$ 1,339
Series A, 5.5% 1/1/29 (MBIA Insured)	4,000	4,160
Series B:
6% 1/1/09 (MBIA Insured) (d)	2,000	2,143
6.125% 1/1/12 (MBIA Insured) (d)	2,740	2,942
Chicago O'Hare Int'l. Arpt. Rev.:
Series 1999, 5.5% 1/1/11 (AMBAC Insured) (d)	10,000	10,916
Series A:
5.5% 1/1/10 (AMBAC Insured) (d)	1,350	1,475
6.25% 1/1/08 (AMBAC Insured) (d)	9,820	10,655
5.5% 1/1/09 (AMBAC Insured) (d)	4,400	4,804
Chicago Park District:
Series 2001 A, 5.5% 1/1/18 (FGIC Insured)	2,400	2,641
Series A, 5.25% 1/1/21 (FGIC Insured)	1,765	1,925
Series C, 5% 1/1/10 (AMBAC Insured)	1,000	1,093
Chicago Sales Tax Rev. 5.5% 1/1/12 (FGIC Insured)	2,200	2,495
Chicago Skyway Toll Bridge Rev. Series 1996, 5.5% 1/1/23 (MBIA Insured)	1,520	1,630
Chicago Spl. Trans. Rev.:
Series 2001, 5.5% 1/1/17 (AMBAC Insured)	1,000	1,111
5.5% 1/1/12 (AMBAC Insured)	1,470	1,651
Chicago Transit Auth. Cap. Grant Receipts Rev.:
(Fed. Transit Administration Section 5307 Formula Funds Proj.) Series B, 5% 6/1/10 (AMBAC Insured)	5,000	5,488
Series A, 4.25% 6/1/08 (AMBAC Insured)	3,545	3,645
Cook County Cmnty. College District #508 Ctfs. of Prtn. 8.75% 1/1/07 (FGIC Insured)	5,000	5,615
Cook County Cmnty. Consolidated School District #21, Wheeling:
0% 12/1/13 (FSA Insured)	2,500	1,737
0% 12/1/18 (FSA Insured)	3,900	2,039
Cook County Cmnty. Unit School District #401 Elmwood Park 0% 12/1/10 (FSA Insured)	3,275	2,645
Cook County High School District #201 J. Sterling Mortan Tpk. 0% 12/1/11 (FGIC Insured)	4,275	3,290
DuPage County Forest Preserve District Rev. 0% 11/1/09	4,000	3,416
Granite City Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 5%, tender 5/1/05 (c)(d)	7,000	7,038
Illinois Dev. Fin. Auth. Rev. (DePaul Univ. Proj.) Series 2004 C, 5.625% 10/1/15	1,505	1,677
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series 2000, 5.85% 2/1/07 (d)	$ 2,500	$ 2,628
Illinois Edl. Facilities Auth. Revs. (Univ. of Chicago Proj.):
Series 2004 B1, 3.45%, tender 7/1/08 (c)	5,600	5,730
Series B, 3.1%, tender 7/1/07 (c)	3,600	3,642
5.25% 7/1/41 (Pre-Refunded to 7/1/11 @ 101) (e)	2,490	2,813
Illinois Fin. Auth. Solid Waste Rev. (Republic Services, Inc. Proj.) 3.65%, tender 5/1/07 (c)(d)	5,900	5,938
Illinois Gen. Oblig.:
First Series:
5.25% 4/1/10 (MBIA Insured)	2,495	2,769
5.25% 12/1/17 (FSA Insured)	1,000	1,095
5.375% 7/1/15 (MBIA Insured)	1,300	1,443
5.5% 8/1/10	1,400	1,571
5.5% 4/1/16 (FSA Insured)	1,000	1,115
5.5% 2/1/18 (FGIC Insured)	1,000	1,109
5.5% 8/1/19 (MBIA Insured)	1,250	1,398
Series A, 5% 10/1/09	1,400	1,533
5.25% 6/1/09	1,200	1,323
5.5% 4/1/17 (MBIA Insured)	2,600	2,857
5.6% 4/1/21 (MBIA Insured)	2,800	3,078
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.):
5% 5/15/09	1,040	1,083
7% 5/15/22	5,000	5,570
(Decatur Memorial Hosp. Proj.) Series 2001, 5.6% 10/1/16	2,600	2,786
(Riverside Health Sys. Proj.) 6.8% 11/15/20 (Pre-Refunded to 11/15/10 @ 101) (e)	2,755	3,340
Illinois Sales Tax Rev.:
Series W, 5% 6/15/13	3,430	3,580
6% 6/15/20	1,600	1,819
Kane & DuPage Counties Cmnty. Unit School District #303, Saint Charles Series A, 5.5% 1/1/14 (FSA Insured)	3,700	4,163
Kane County School District #129, Aurora West Side Series A:
5.75% 2/1/15 (FGIC Insured)	2,580	2,941
5.75% 2/1/16 (FGIC Insured)	2,165	2,459
Kane, Cook & DuPage Counties School District #46 Elgin 6.375% 1/1/18 (FSA Insured)	1,000	1,170
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300, Carpentersville:
0% 12/1/18 (AMBAC Insured)	$ 4,535	$ 2,403
5.5% 12/1/16 (MBIA Insured)	2,500	2,795
Lake County Cmnty. Consolidated School District #50, Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	3,000	3,333
Lake County Cmnty. Unit School District #60 Waukegan:
Series C:
0% 12/1/13 (FSA Insured)	5,590	3,884
0% 12/1/14 (FSA Insured)	5,180	3,405
0% 12/1/15 (FSA Insured)	3,810	2,373
Series D:
0% 12/1/09 (FSA Insured)	3,480	2,962
0% 12/1/10 (FSA Insured)	3,380	2,730
Lake County Warren Township High School District #121, Gurnee Series C, 5.75% 3/1/20 (AMBAC Insured)	2,370	2,739
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev.:
(McCormick Place Expansion Proj.):
Series 2002 A, 5.75% 6/15/41 (MBIA Insured) (f)	7,100	7,936
Series A:
0% 6/15/11 (Escrowed to Maturity) (e)	7,780	6,198
0% 6/15/16 (FGIC Insured)	2,050	1,243
0% 6/15/17 (FGIC Insured)	3,240	1,862
0% 6/15/31 (MBIA Insured)	4,900	1,229
Series 2002 A, 0% 6/15/14 (FGIC Insured)	3,895	2,633
Univ. of Illinois Auxiliary Facilities Sys. Rev. (UIC South Campus Dev. Proj.) 5.75% 1/15/19 (FGIC Insured)	1,000	1,112
Univ. of Illinois Ctfs. of Prtn. (Util. Infrastructure Projs.) 5% 8/15/11 (AMBAC Insured)	1,300	1,434
Will County Forest Preservation District Series B, 0% 12/1/14 (FGIC Insured)	1,000	657
		222,094
Indiana - 3.0%
Anderson Ind. School Bldg. Corp.:
5.5% 7/15/22 (FSA Insured)	2,210	2,461
5.5% 7/15/23 (FSA Insured)	1,000	1,108
Crown Point Multi-School Bldg. Corp. (Crown Point Cmnty. School Corp. Proj.) 0% 1/15/18 (MBIA Insured)	6,850	3,749
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Indiana - continued
GCS School Bldg. Corp. One 5.5% 7/15/12 (FSA Insured)	$ 1,280	$ 1,455
Indiana Bond Bank Rev. Series B, 5% 2/1/11 (MBIA Insured)	1,595	1,758
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 2.7%, tender 10/1/05 (c)(d)	2,000	1,994
Indiana Office Bldg. Commission Facilities Rev. (New Castle Correctional Facility Proj.) Series 2002 A, 5.25% 7/1/09 (FGIC Insured)	2,210	2,439
Indiana Trans. Fin. Auth. Hwy. Series 1993 A:
0% 12/1/17 (AMBAC Insured)	1,470	823
0% 6/1/18 (AMBAC Insured)	1,700	922
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series I:
5% 1/1/09 (MBIA Insured) (d)	1,600	1,711
5.25% 1/1/10 (MBIA Insured) (d)	3,545	3,833
Indianapolis Resource Recovery Rev. (Ogden Martin Sys., Inc. Proj.) 6.75% 12/1/07 (AMBAC Insured)	3,000	3,304
Indianapolis Thermal Energy Sys. Series 2001 A, 5.5% 10/1/16 (MBIA Insured)	5,000	5,600
Ivy Tech State College Series I, 5% 7/1/10 (AMBAC Insured)	1,640	1,801
Lawrenceburg School Bldg. Corp. 5.5% 7/15/17 (FGIC Insured)	1,090	1,219
Michigan City School Bldg. Corp. 5% 1/1/12 (MBIA Insured)	2,210	2,418
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	9,000	9,430
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (c)	5,000	5,199
Southmont School Bldg. Corp.:
5% 1/15/14 (FGIC Insured)	1,690	1,841
5% 7/15/17 (FGIC Insured)	2,000	2,146
		55,211
Iowa - 0.1%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	3,000	2,614
Kansas - 1.0%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.):
Series A, 4.75%, tender 10/1/07 (c)	2,800	2,929
Series C, 2.38%, tender 9/1/05 (c)	4,000	3,985
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Kansas - continued
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev.:
(Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5.25% 12/1/10 (MBIA Insured)	$ 2,230	$ 2,420
5.25% 12/1/11 (MBIA Insured)	1,805	1,954
(Wtr. Poll. Revolving Fund Prog.):
Series II, 5.5% 11/1/19	1,000	1,130
5.5% 11/1/20	1,000	1,125
Series 2000 2, 5.75% 4/1/15 (Pre-Refunded to 10/1/10 @ 100) (e)	1,715	1,969
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 2.25%, tender 9/1/05 (c)	2,500	2,491
		18,003
Kentucky - 0.2%
Kenton County Arpt. Board Arpt. Rev. Series B, 5% 3/1/10 (MBIA Insured) (d)	1,645	1,766
Louisville & Jefferson County Reg'l. Arpt. Auth. Arpt. Sys. Rev. Series C, 5.5% 7/1/12 (FSA Insured) (d)	2,250	2,493
		4,259
Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	3,310	3,680
Maryland - 0.5%
Prince Georges County Gen. Oblig. Series 2004 D:
5% 12/1/10	5,855	6,509
5% 12/1/11	2,530	2,805
		9,314
Massachusetts - 3.7%
Massachusetts Bay Trans. Auth.:
Series A:
5.75% 7/1/18	260	293
5.75% 7/1/18 (Pre-Refunded to 7/1/10 @ 100) (e)	2,740	3,138
Series C, 5% 3/1/24	3,605	3,700
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.):
6.375% 8/1/14	1,315	1,496
6.375% 8/1/15	2,460	2,774
6.375% 8/1/16	2,570	2,909
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 5.5%, tender 5/1/14 (c)(d)	$ 3,000	$ 3,195
Massachusetts Ed. Ln. Auth. Ed. Ln. Rev. Series B Issue E, 6% 1/1/12 (AMBAC Insured) (d)	1,660	1,693
Massachusetts Fed. Hwy. Series 2000 A:
5.75% 6/15/11	4,000	4,527
5.75% 6/15/13	3,000	3,380
Massachusetts Gen. Oblig.:
Series 2001 A, 5.5% 1/1/11	4,000	4,502
Series 2002 B, 5% 2/1/06	10,000	10,296
Series C, 5.25% 11/1/30 (Pre-Refunded to 11/1/12 @ 100) (e)	2,000	2,239
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2, 0% 8/1/07	5,800	5,385
Massachusetts Port Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series A, 5.5% 1/1/17 (AMBAC Insured) (d)	4,040	4,260
Massachusetts Spl. Oblig. Dedicated Tax Rev. 5.75% 1/1/32 (FGIC Insured)	5,500	6,207
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A, 5.55% 1/1/17 (MBIA Insured)	7,470	7,487
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	25	27
		67,508
Michigan - 3.4%
Clarkston Cmnty. Schools 5.375% 5/1/22	1,000	1,112
Detroit City School District Series A, 5.5% 5/1/11 (FSA Insured)	1,965	2,225
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.):
5% 9/30/11 (MBIA Insured)	2,000	2,214
5% 9/30/12 (MBIA Insured)	1,500	1,663
Detroit Gen. Oblig.:
Series A:
5% 4/1/06 (FSA Insured) (b)	2,100	2,163
5% 4/1/08 (FSA Insured) (b)	6,600	7,076
Series B1, 5% 4/1/13 (AMBAC Insured)	2,305	2,537
Detroit Swr. Disp. Rev. Series 2001 D1, 5.5%, tender 7/1/08 (MBIA Insured) (c)	10,000	10,905
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	190	198
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Ferndale Gen. Oblig. 5% 4/1/16 (FGIC Insured)	$ 1,450	$ 1,574
Michigan Ctfs. of Prtn. 5.75% 6/1/17 (AMBAC Insured)	1,000	1,124
Michigan Higher Ed. Student Ln. Auth. Rev. Series XII W, 4.875% 9/1/10 (AMBAC Insured) (d)	8,915	9,463
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Ascension Health Cr. Group Proj.) Series A, 6.125% 11/15/26 (Pre-Refunded to 11/15/09 @ 101) (e)	800	930
(Crittenton Hosp. Proj.) Series A:
5.5% 3/1/16	1,000	1,071
5.5% 3/1/17	1,885	2,014
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	8,000	8,163
(Mercy Health Svcs. Proj.) Series Q, 6% 8/15/09 (Escrowed to Maturity) (e)	1,195	1,278
(Oakwood Obligated Group Proj.) 5.5% 11/1/11	1,915	2,114
Michigan Muni. Bond Auth. Rev. Series G, 6.3% 11/1/05 (AMBAC Insured)	40	41
Michigan Pub. Pwr. Agcy. Rev. (Belle River Proj.) Series A, 5.25% 1/1/09 (MBIA Insured)	1,000	1,097
Michigan Strategic Fund Ltd. Oblig. Rev. (Detroit Edison Co. Proj.) Series A, 5.55% 9/1/29 (MBIA Insured) (d)	1,500	1,590
Southfield Pub. Schools Series A, 5.25% 5/1/16 (Liquidity Facility Sumitomo Bank Lease Fin., Inc. (SBLF))	1,025	1,138
		61,690
Minnesota - 0.8%
Metropolitan Council Minneapolis-Saint Paul Metropolitan Area Series 2004 A, 5% 9/1/07 (b)	1,350	1,419
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Health Partners Oblig. Group Proj.):
5.25% 12/1/09	1,250	1,333
5.625% 12/1/22	575	606
Osseo Independent School District #279 Series B, 5% 2/1/13	2,445	2,640
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	5,910	6,261
Waconia Independent School District #110 Series A:
5% 2/1/05 (FSA Insured)	535	536
5% 2/1/07 (FSA Insured)	750	791
		13,586
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Mississippi - 0.2%
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.45% 3/1/10 (d)	$ 3,800	$ 4,111
Missouri - 0.8%
Kansas City School District Bldg. Corp. Rev.:
(School District Elementary School Proj.) Series 2003 B, 5% 2/1/12 (FGIC Insured)	2,900	3,203
Series A, 5% 2/1/08 (FGIC Insured)	1,905	2,042
Mehlville School District #R-9, Saint Louis County Ctfs. of Prtn. (Missouri Cap. Impt. Projs.) Series 2002, 5.5% 9/1/17 (FSA Insured)	1,000	1,111
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/20	2,315	2,510
Missouri Highways & Trans. Commission State Road Rev. Series 2001 A, 5.625% 2/1/13	2,370	2,668
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Civil Courts Bldg. Proj.) Series 2003 A, 5% 8/1/10 (FSA Insured)	2,010	2,203
		13,737
Montana - 0.2%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.) Series A, 5.2%, tender 5/1/09 (c)	2,900	3,085
Nebraska - 0.2%
Lancaster County School District #1 (Lincoln Pub. Schools Proj.) 4% 1/15/07	1,975	2,037
Nebraska Pub. Pwr. District Rev. Series 2003 A, 5% 1/1/10 (AMBAC Insured)	1,435	1,571
		3,608
Nevada - 1.5%
Clark County Arpt. Rev. Series C:
5.375% 7/1/18 (AMBAC Insured) (d)	1,500	1,625
5.375% 7/1/20 (AMBAC Insured) (d)	1,100	1,176
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	1,500	1,612
Clark County Las Vegas-McCarran Int'l. Arpt. Passenger Facility Charge Rev. Series 2002 A, 5% 7/1/07 (MBIA Insured) (d)	5,735	6,049
Clark County School District:
Series 2000 A:
5.75% 6/15/17 (Pre-Refunded to 6/15/10 @ 100) (e)	1,600	1,831
5.75% 6/15/20 (Pre-Refunded to 6/15/10 @ 100) (e)	2,800	3,204
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nevada - continued
Clark County School District: - continued
Series C, 5.375% 6/15/15 (MBIA Insured)	$ 1,000	$ 1,116
Series F, 5.5% 6/15/16 (FSA Insured)	1,400	1,561
5.5% 6/15/13 (FSA Insured)	4,000	4,571
Las Vegas Valley Wtr. District Series B, 5.25% 6/1/17 (MBIA Insured)	2,300	2,531
Washoe County Gen. Oblig. Series 2000 B, 0% 7/1/16 (FSA Insured)	4,140	2,500
		27,776
New Hampshire - 0.2%
Manchester School Facilities Rev. 5.5% 6/1/20 (Pre-Refunded to 6/1/13 @ 100) (e)	1,150	1,324
New Hampshire Health & Ed. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.) 5.25% 7/1/07 (AMBAC Insured)	1,880	2,006
		3,330
New Jersey - 2.7%
Elizabeth Gen. Oblig. 5.25% 8/15/09 (MBIA Insured) (b)	1,200	1,295
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.) 5.25% 7/1/05	2,250	2,278
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2004 A, 3.15%, tender 1/1/10 (AMBAC Insured) (c)	5,350	5,370
Series A, 5.625% 1/1/15 (MBIA Insured)	520	573
New Jersey Trans. Trust Fund Auth.:
Series 2003 C, 5.5% 6/15/18	2,330	2,605
Series 2005 A, 5% 12/15/07 (MBIA Insured) (b)	4,000	4,253
Series A:
5.25% 12/15/08 (MBIA Insured) (b)	5,000	5,448
5.25% 6/15/17 (FGIC Insured)	3,980	4,384
Series B, 5.25% 12/15/10 (FGIC Insured)	4,500	5,034
Series C:
5.5% 6/15/19	2,200	2,449
5.5% 6/15/23	10,000	11,021
Tobacco Settlement Fing. Corp. 5.75% 6/1/32	5,145	4,920
		49,630
New Mexico - 0.4%
Albuquerque Arpt. Rev. 6.5% 7/1/07 (AMBAC Insured) (d)	1,400	1,525
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New Mexico - continued
Farmington Poll. Cont. Rev. (Tucson Gas & Elec. Co. Proj.) Series A, 6.1% 1/1/08 (MBIA Insured)	$ 1,085	$ 1,088
New Mexico Edl. Assistance Foundation Sr. Series A3, 4.95% 3/1/09 (d)	2,000	2,134
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 7.05% 3/1/10 (d)	2,075	2,129
		6,876
New York - 6.4%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.):
5.75% 5/1/16 (FSA Insured)	4,740	5,456
5.75% 5/1/19 (FSA Insured)	5,590	6,453
5.75% 5/1/22 (FSA Insured)	10,765	12,298
Long Island Pwr. Auth. Elec. Sys. Rev. Series B:
5% 6/1/10	2,600	2,814
5% 6/1/11	1,075	1,167
Metropolitan Trans. Auth. Rev. Series F, 5.25% 11/15/27 (MBIA Insured)	1,400	1,493
Metropolitan Trans. Auth. Svc. Contract Rev.:
Series 2002 B, 5% 1/1/07	3,090	3,250
Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (e)	2,495	2,526
Series A, 5.5% 1/1/20 (MBIA Insured)	1,600	1,797
Series B, 5.5% 7/1/19 (MBIA Insured)	1,000	1,123
Series O, 5.75% 7/1/13 (Escrowed to Maturity) (e)	1,700	1,945
Metropolitan Trans. Auth. Transit Facilities Rev. Series C, 4.75% 7/1/16 (Pre-Refunded to 1/1/12 @ 100) (e)	305	336
Nassau County Gen. Oblig. Series Z:
5% 9/1/11 (FGIC Insured)	850	924
5% 9/1/13 (FGIC Insured)	1,880	2,089
Nassau County Interim Fin. Auth. Series 2000 A, 5.75% 11/15/11 (MBIA Insured)	1,000	1,138
New York City Gen. Oblig.:
Series 2000 A, 6.5% 5/15/11	2,400	2,779
Series 2003 B, 7.5% 2/1/05	195	196
Series A, 5.25% 11/1/14 (MBIA Insured)	600	664
Series C, 5.75% 3/15/27 (FSA Insured)	1,500	1,679
Series E, 6% 8/1/11	60	64
Series G, 5.25% 8/1/14 (AMBAC Insured)	1,000	1,100
Series H, 5.75% 3/15/11 (FGIC Insured)	1,605	1,828
Series J:
5.875% 2/15/19	145	153
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
New York City Gen. Oblig.: - continued
Series J:
5.875% 2/15/19 (Pre-Refunded to 2/15/06 @ 101.5) (e)	$ 700	$ 739
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.):
Series A, 5.75% 7/1/13	3,400	3,846
Series C, 7.5% 7/1/10	2,500	2,835
(Long Island Jewish Med. Ctr. Proj.) 5.25% 7/1/11 (MBIA Insured)	1,400	1,526
(New York & Presbyterian Hosp. Proj.) 4.4% 8/1/13 (AMBAC Insured)	855	871
Series 2003 A, 5% 3/15/09	3,000	3,264
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. Series F:
4.875% 6/15/18	1,100	1,148
4.875% 6/15/20	2,200	2,287
5% 6/15/15	775	838
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	1,020	1,136
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	765	846
New York State Urban Dev. Corp. Rev. (Correctional Facilities-Svc. Contract Proj.) Series B, 4.75% 1/1/28 (Pre-Refunded to 1/1/09 @ 101) (e)	2,500	2,742
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund Series A, 5.25% 4/1/22 (MBIA Insured)	1,000	1,088
New York Transitional Fin. Auth. Rev. Series A, 5.75% 2/15/16	1,000	1,123
Tobacco Settlement Fing. Corp.:
Series 2004 B1, 5% 6/1/09 (FGIC Insured)	3,745	4,071
Series A1:
5% 6/1/11	12,750	13,176
5.25% 6/1/21 (AMBAC Insured)	2,200	2,375
5.25% 6/1/22 (AMBAC Insured)	3,450	3,709
5.5% 6/1/15	8,000	8,712
Series C1:
5.5% 6/1/14	2,700	2,928
5.5% 6/1/20	800	880
Triborough Bridge & Tunnel Auth. Revs. Series Y, 6% 1/1/12 (Escrowed to Maturity) (e)	3,000	3,447
		116,859
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York & New Jersey - 0.5%
Port Auth. of New York & New Jersey:
120th Series, 5.75% 10/15/13 (MBIA Insured) (d)	$ 7,620	$ 8,272
124th Series, 5% 8/1/13 (FGIC Insured) (d)	1,215	1,280
		9,552
North Carolina - 2.4%
Dare County Ctfs. of Prtn.:
5.25% 6/1/16 (AMBAC Insured)	1,580	1,756
5.25% 6/1/20 (AMBAC Insured)	1,520	1,663
North Carolina Ctfs. of Prtn. (Repair and Renovation Proj.):
Series 2004 B, 4% 6/1/06	1,200	1,230
Series B, 5.25% 6/1/17	1,400	1,549
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	2,000	2,257
Series A:
5.5% 1/1/11	1,545	1,689
5.75% 1/1/26	1,000	1,054
Series B:
5.875% 1/1/21 (MBIA Insured)	5,800	6,275
6% 1/1/06	5,250	5,421
6.125% 1/1/09	2,120	2,350
Series C:
5.25% 1/1/10	2,630	2,830
5.5% 1/1/07	500	525
5.5% 1/1/07 (MBIA Insured)	2,340	2,491
Series D:
5.375% 1/1/10	3,315	3,586
6% 1/1/09	4,050	4,326
North Carolina Infrastructure Fin. Corp. Ctfs. of Prtn. (North Carolina Correctional Facilities Proj.) Series A, 5% 2/1/17	2,500	2,700
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 1992, 7.25% 1/1/07	1,300	1,409
		43,111
North Dakota - 0.3%
Fargo Health Sys. Rev. Series A, 5.625% 6/1/15 (AMBAC Insured)	3,685	4,169
North Dakota Bldg. Auth. Lease Rev. Series A, 5.25% 6/1/07 (FGIC Insured)	1,140	1,215
		5,384
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ohio - 1.1%
Bowling Green Univ. Gen. Receipts 5.75% 6/1/13 (FGIC Insured)	$ 1,125	$ 1,278
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	2,000	2,198
Indian Hill Exempt Village School District Hamilton County 5.5% 12/1/16	1,060	1,192
Lake County Hosp. Impt. Facilities Rev. (Lake Hosp. Sys., Inc. Proj.) 6.875% 8/15/11 (Escrowed to Maturity) (e)	3,400	3,838
Ohio Air Quality Dev. Auth. Rev. (Pennsylvania Pwr. Co. Proj.) 3.375%, tender 7/1/05 (c)	2,200	2,195
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (c)	6,000	6,039
Olentangy Local School District 5.5% 12/1/15 (FSA Insured)	1,000	1,127
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B, 6.375% 11/15/22	1,500	1,598
		19,465
Oklahoma - 0.7%
Durant Cmnty. Facilities Auth. Sales Tax Rev. 5.5% 11/1/19 (XL Cap. Assurance, Inc. Insured)	1,050	1,185
Grand River Dam Auth. Rev. 6.25% 6/1/11 (AMBAC Insured)	2,350	2,767
Midwest City Muni. Auth. Cap. Impt. Rev. 5.5% 6/1/10 (Escrowed to Maturity) (e)	3,700	4,033
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	4,000	4,431
		12,416
Oregon - 0.7%
Beaverton School District #48J, Washington and Multnomah Counties Series B, 5% 6/1/10 (FSA Insured)	1,455	1,595
Clackamas County School District #62C, Oregon City Series 2004, 5% 6/15/18 (FSA Insured)	1,800	1,940
Jackson County School District #9, Eagle Point 5.625% 6/15/16	2,040	2,299
Multnomah County Gen. Oblig. Series 2000 A, 5.5% 4/1/20 (Pre-Refunded to 4/1/10 @ 100) (e)	1,000	1,132
Oregon Dept. Administrative Svcs. Ctfs. of Prtn. Series B, 5% 5/1/09 (FSA Insured)	1,320	1,439
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	1,000	1,130
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Oregon - continued
Tri-County Metropolitan Trans. District Rev. Series A:
5.75% 8/1/14	$ 1,520	$ 1,720
5.75% 8/1/17	1,950	2,201
		13,456
Pennsylvania - 2.8%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (d)	2,000	2,108
Allegheny County Hosp. Dev. Auth. Rev.:
(Health Ctr.-UPMC Health Sys. Proj.) Series B, 5.25% 7/1/06 (MBIA Insured)	3,085	3,215
(UPMC Health Sys. Proj.) Series 1999 B, 4.55% 12/15/10 (AMBAC Insured)	1,330	1,413
Canon McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,400	1,560
Clarion County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania-American Wtr. Co. Proj.) 3.6%, tender 12/1/09 (AMBAC Insured) (c)(d)	5,665	5,723
Delaware County Auth. Hosp. Rev. (Crozer-Chester Med. Ctr. Proj.) 5.75% 12/15/13	1,165	1,238
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 6% 6/1/22 (AMBAC Insured)	3,930	4,743
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
(Amtrak Proj.) Series 2001 A:
6.125% 11/1/21 (d)	1,300	1,361
6.5% 11/1/16 (d)	1,100	1,193
(Shippingport Proj.) Series A, 5%, tender 6/1/05 (c)(d)	7,800	7,823
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	4,000	4,411
Pennsylvania Tpk. Commission Tpk. Rev. Series S, 5.625% 6/1/12 (FGIC Insured)	2,500	2,856
Philadelphia Gen. Oblig. Series 2003 A, 5% 2/15/12 (XL Cap. Assurance, Inc. Insured)	1,000	1,101
Philadelphia Muni. Auth. Rev. Series B, 5.25% 11/15/11 (FSA Insured)	3,360	3,755
Philadelphia School District Series 2000 A, 5.75% 2/1/13 (Pre-Refunded to 2/1/11 @ 100) (e)	2,650	3,044
Quaker Valley School District 5.5% 4/1/23 (FSA Insured)	1,035	1,157
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Tredyffrin-Easttown School District 5.5% 2/15/14	$ 1,595	$ 1,776
West Allegheny School District Series B, 5.25% 2/1/13 (FGIC Insured)	1,345	1,511
		49,988
Puerto Rico - 0.1%
Puerto Rico Pub. Bldgs Auth. Rev. Series K, 4%, tender 7/1/07 (MBIA Insured) (c)	2,000	2,077
South Carolina - 1.2%
Charleston County Hosp. Facilities (Care Alliance Health Services Proj.) Series A, 5.25% 8/15/11	1,765	1,926
Columbia Gen. Oblig. Ctfs. Prtn. (Tourism Dev. Fee Pledge Proj.) Series 2003, 5.25% 6/1/18 (AMBAC Insured)	2,310	2,523
Greenville County Pub. Facilities Corp. Certificate of Prtn. (Courthouse and Detention Proj.) 5% 4/1/11 (AMBAC Insured) (b)	1,565	1,726
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (d)	2,000	2,033
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.125% 12/15/15 (Pre-Refunded to 12/15/10 @ 102) (e)	5,500	6,708
South Carolina Pub. Svc. Auth. Rev. Series A:
5.5% 1/1/14 (FGIC Insured) (b)	1,300	1,438
5.5% 1/1/16 (FGIC Insured) (b)	2,705	2,997
York County School District #4 Series B, 5% 3/1/10 (FGIC Insured)	1,825	2,007
		21,358
South Dakota - 0.4%
Minnehaha County Gen. Oblig.:
5.625% 12/1/16	2,000	2,242
5.625% 12/1/17	2,115	2,365
5.625% 12/1/18	2,350	2,621
		7,228
Tennessee - 1.3%
Knox County Health Edl. & Hsg. Facilities Board Hosp. Facilities Rev. (Fort Sanders Alliance Proj.) Series C:
5.25% 1/1/15 (MBIA Insured)	1,200	1,338
6.25% 1/1/13 (MBIA Insured)	1,700	2,006
7.25% 1/1/10 (MBIA Insured)	8,000	9,503
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series A:
5% 9/1/10 (MBIA Insured)	1,755	1,930
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Tennessee - continued
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series A: - continued
5% 9/1/11 (MBIA Insured)	$ 1,835	$ 2,018
5% 9/1/13 (MBIA Insured)	2,010	2,216
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Rev. (Ascension Health Cr. Group Proj.) Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (e)	1,200	1,381
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (e)	1,600	1,851
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 5.5% 4/1/09 (MBIA Insured)	1,100	1,208
		23,451
Texas - 18.5%
Alief Independent School District Series 2004 B, 5% 2/15/09	2,000	2,177
Alvin Independent School District Series A, 5.25% 2/15/17	1,015	1,126
Arlington Independent School District 0% 2/15/07	1,570	1,483
Austin Cmnty. College District 5% 8/1/18 (AMBAC Insured)	1,000	1,077
Austin Independent School District 5.7% 8/1/11	1,070	1,123
Austin Util. Sys. Rev.:
Series A, 0% 11/15/10 (MBIA Insured)	5,200	4,258
0% 11/15/12 (AMBAC Insured)	2,000	1,472
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev.:
5.375% 5/1/15 (FSA Insured)	1,365	1,521
5.375% 5/1/16 (FSA Insured)	1,425	1,580
5.375% 5/1/17 (FSA Insured)	1,490	1,643
Birdville Independent School District:
0% 2/15/12	4,150	3,153
5% 2/15/10	1,200	1,314
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series 1995 B, 5.05%, tender 6/19/06 (c)(d)	8,180	8,421
Bryan Wtrwks. & Swr. Sys. Rev. 5.5% 7/1/11 (FSA Insured)	1,500	1,699
Cedar Hill Independent School District:
0% 8/15/05	2,830	2,794
0% 8/15/07	1,465	1,373
Clint Independent School District 5.5% 8/15/18	1,000	1,112
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Corpus Christi Gen. Oblig.:
5% 3/1/09 (AMBAC Insured)	$ 1,505	$ 1,640
5% 3/1/10 (AMBAC Insured)	1,565	1,715
Cypress-Fairbanks Independent School District:
Series A, 0% 2/15/16	3,640	2,230
5.75% 2/15/17	1,500	1,701
Dallas County Gen. Oblig. Series A:
0% 8/15/06	3,500	3,368
0% 8/15/07	3,605	3,357
Dallas Independent School District Series 2005, 5.25% 8/15/11 (b)	2,000	2,194
Del Valle Independent School District:
5.5% 2/1/10	1,275	1,425
5.5% 2/1/11	1,350	1,522
El Paso Wtr. & Swr. Rev. 5% 3/1/11 (AMBAC Insured)	3,100	3,406
Fort Worth Wtr. & Swr. Rev. Series A, 5% 2/15/11 (FSA Insured)	2,000	2,196
Frisco Gen. Oblig. Series 2003 A, 5% 2/15/11 (FSA Insured)	4,060	4,467
Garland Independent School District:
Series A:
4% 2/15/17	3,505	3,507
5% 2/15/10	1,000	1,095
5.5% 2/15/12	2,180	2,419
Harlandale Independent School District 5.5% 8/15/35	1,400	1,504
Harris County Gen. Oblig.:
(Toll Road Proj.):
Series A, 0% 8/15/18 (Pre-Refunded to 8/15/09 @ 53.836) (e)	7,500	3,531
0% 10/1/14 (MBIA Insured)	8,530	5,685
0% 10/1/16 (MBIA Insured)	6,180	3,703
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.) Series 2001 A:
5.625% 2/15/14	2,500	2,729
5.625% 2/15/15	2,680	2,908
Hidalgo County Gen. Oblig. 5.75% 8/15/16 (FSA Insured)	1,445	1,641
Houston Area Wtr. Corp. Contract Rev. (Northeast Wtr. Purification Proj.):
5.5% 3/1/15 (FGIC Insured)	1,000	1,120
5.5% 3/1/18 (FGIC Insured)	1,140	1,261
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Houston Arpt. Sys. Rev.:
(Automated People Mover Proj.) Series A, 5.375% 7/15/11 (FSA Insured) (d)	$ 3,300	$ 3,482
Series B, 5.5% 7/1/30 (FSA Insured)	3,900	4,162
Houston Gen. Oblig. Series A:
5.25% 3/1/13	250	270
5.25% 3/1/13 (Pre-Refunded to 3/1/09 @ 100) (e)	1,000	1,109
Houston Independent School District:
Series A, 0% 8/15/11	13,740	10,769
0% 8/15/10 (AMBAC Insured)	2,200	1,820
0% 8/15/15	2,000	1,266
Houston Wtr. & Swr. Sys. Rev. Series C:
0% 12/1/10 (AMBAC Insured)	2,600	2,124
0% 12/1/11 (AMBAC Insured)	8,250	6,400
Humble Independent School District:
0% 2/15/10	2,320	1,958
8% 2/15/05	820	825
Katy Independent School District Series A, 0% 2/15/07	2,550	2,409
Keller Independent School District:
Series 1996 A, 0% 8/15/17	1,000	568
Series A, 0% 8/15/12	1,590	1,180
La Joya Independent School District 5.75% 2/15/17	2,200	2,460
Lamar Consolidated Independent School District 5.25% 2/15/14	3,750	4,016
Laredo Gen. Oblig.:
5.125% 8/15/11 (FGIC Insured)	2,225	2,419
5.25% 2/15/13 (FGIC Insured)	1,335	1,376
Leander Independent School District 7.5% 8/15/05	600	620
Lewisville Independent School District 0% 8/15/08	5,000	4,406
Lower Colorado River Auth. Rev. 0% 1/1/09 (Escrowed to Maturity) (e)	615	550
Lower Colorado River Auth. Transmission Contract Rev. (LCRA Transmission Services Corp. Proj.) Series C, 5.25% 5/15/21 (AMBAC Insured)	2,405	2,617
Mansfield Independent School District:
5.5% 2/15/13	1,575	1,762
5.5% 2/15/14	2,280	2,545
5.5% 2/15/15	2,270	2,546
5.5% 2/15/16	3,450	3,860
5.5% 2/15/18	1,000	1,105
5.5% 2/15/19	2,530	2,789
Mesquite Independent School District 5.375% 8/15/11	1,500	1,632
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Midlothian Independent School District 0% 2/15/06 (Escrowed to Maturity) (e)	$ 1,665	$ 1,623
Midway Independent School District 0% 8/15/19	1,400	710
Montgomery County Gen. Oblig. Series A, 5.625% 3/1/19 (FSA Insured)	4,000	4,464
Mount Pleasant Independent School District 5.5% 2/15/17	1,010	1,123
New Braunfels Independent School District 5.5% 2/1/15	1,135	1,261
North Central Health Facilities Dev. Corp. Rev. Series 1997 B, 5.75% 2/15/15 (MBIA Insured)	2,520	2,918
Northside Independent School District:
Series A, 5.25% 2/15/17	2,975	3,247
5.5% 2/15/13	2,310	2,577
5.5% 2/15/16	1,000	1,109
Pearland Independent School District Series A, 5.875% 2/15/19	1,000	1,137
Pflugerville Independent School District:
5.75% 8/15/14	1,000	1,129
5.75% 8/15/17	500	563
5.75% 8/15/19	2,000	2,249
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19	1,210	1,341
Rio Grande City Consolidated Independent School District:
5.875% 8/15/20	2,605	2,952
5.875% 8/15/22	2,925	3,313
Rockwall Independent School District:
5.375% 2/15/17	1,045	1,152
5.375% 2/15/18	1,370	1,504
5.625% 2/15/11	3,865	4,386
Round Rock Independent School District:
Series 2001 A:
5.5% 8/1/13	1,940	2,179
5.5% 8/1/15	1,510	1,689
0% 2/15/07	7,645	7,223
5.375% 8/1/15	1,000	1,117
5.375% 8/1/17	1,050	1,164
San Antonio Elec. & Gas Systems Rev.:
Series B, 0% 2/1/06 (Escrowed to Maturity) (e)	17,500	17,078
5.25% 2/1/07	2,600	2,753
5.375% 2/1/17	6,000	6,608
5.75% 2/1/11 (Escrowed to Maturity) (e)	1,410	1,620
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
San Antonio Wtr. Sys. Rev. 5.875% 5/15/17	$ 1,000	$ 1,127
San Benito Consolidated Independent School District 6% 2/15/25	2,300	2,611
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/12 (AMBAC Insured)	2,905	3,319
Spring Branch Independent School District:
Series 2001, 5.375% 2/1/14	2,700	2,982
5.375% 2/1/18	1,400	1,527
Spring Independent School District 0% 2/15/07	5,900	5,574
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	1,250	1,295
Texas Gen. Oblig.:
(College Student Ln. Prog.):
5.25% 8/1/09 (d)	6,885	7,530
5.375% 8/1/10 (d)	1,900	2,095
5% 8/1/09 (d)	5,000	5,166
Texas Pub. Fin. Auth. Rev. (Bldg. and Procurement Commission Projs.) Series A, 5% 2/1/10 (AMBAC Insured)	1,000	1,093
Texas Tpk. Auth. Central Tpk. Sys. Rev. 5.75% 8/15/38 (AMBAC Insured)	10,110	11,275
Texas Tpk. Auth. Dallas North Tollway Rev.:
5.25% 1/1/23 (FGIC Insured)	7,000	7,328
6.5% 1/1/07 (FGIC Insured)	5,090	5,487
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,700	1,842
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded to 11/15/09 @ 101) (e)	4,000	4,672
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. 5.25% 8/1/09 (MBIA Insured)	3,060	3,377
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 5.25% 7/1/10	4,080	4,311
Waxahachie Independent School District:
0% 8/15/14	1,460	975
0% 8/15/20 (Pre-Refunded to 8/15/10 @ 51.59) (e)	4,780	2,061
0% 8/15/21 (Pre-Refunded to 8/15/10 @ 48.18) (e)	3,860	1,555
Webb County Gen. Oblig. 5% 2/15/09 (FGIC Insured)	1,230	1,339
Williamson County Gen. Oblig. 5.5% 2/15/19 (FSA Insured)	4,700	5,197
Yselta Independent School District 0% 8/15/11	1,100	862
		335,484
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Utah - 0.7%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series B, 5.75% 7/1/16 (MBIA Insured)	$ 1,000	$ 1,093
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	5,000	5,624
Salt Lake County Wtr. Conservancy District Rev. Series A, 0% 10/1/06 (AMBAC Insured)	3,500	3,344
Utah Muni. Pwr. Agcy. Elec. Sys. Rev. Series A, 5% 7/1/10 (AMBAC Insured)	2,740	3,008
		13,069
Vermont - 0.3%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	2,800	3,184
Series A, 5.75% 12/1/18 (AMBAC Insured)	1,200	1,357
		4,541
Virginia - 0.3%
Arlington County Indl. Dev. Auth. Resource Recovery Rev. (Alexandria/Arlington Waste Proj.) Series B, 5.375% 1/1/11 (FSA Insured) (d)	2,750	2,998
Virginia Hsg. Dev. Auth. Multi-family Hsg. Rev. Series I:
5.75% 5/1/07 (d)	1,380	1,434
5.85% 5/1/08 (d)	1,370	1,425
		5,857
Washington - 8.3%
Chelan County Pub. Util. District #1 Columbia River-Rock island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/24 (MBIA Insured)	1,505	557
Chelan County Pub. Util. District #1 Rev. Series 2005 A, 5.125%, tender 7/1/15 (FGIC Insured) (b)(c)(d)	1,000	1,063
Chelan County School District #246, Wenatchee 5.5% 12/1/19 (FSA Insured)	1,300	1,444
Clark County Pub. Util. District #1 Elec. Rev.:
Series B:
5.25% 1/1/10 (FSA Insured)	1,630	1,799
5.25% 1/1/11 (FSA Insured)	1,715	1,903
5% 1/1/09 (MBIA Insured)	1,265	1,373
5% 1/1/10 (MBIA Insured)	2,000	2,184
Clark County School District #114, Evergreen 5.375% 12/1/14 (FSA Insured)	2,000	2,247
Clark County School District #37, Vancouver Series C, 0% 12/1/19 (FGIC Insured)	3,000	1,499
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Cowlitz County Gen. Oblig. 5.5% 11/1/11 (FSA Insured)	$ 460	$ 510
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	4,000	4,620
Franklin County Pub. Util. District #1 Elec. Rev. 5.625% 9/1/21 (MBIA Insured)	2,000	2,219
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Second Series B, 5.25% 1/1/14 (MBIA Insured) (d)	1,235	1,325
King County School District #414, Lake Washington 5.25% 12/1/15 (Pre-Refunded to 12/1/10 @ 100) (e)	1,000	1,125
King County Swr. Rev. Series B:
5.5% 1/1/15 (FSA Insured)	7,245	8,117
5.5% 1/1/17 (FSA Insured)	2,565	2,854
5.5% 1/1/18 (FSA Insured)	3,010	3,323
Port of Seattle Rev.:
Series 2000 B, 5.5% 2/1/08 (MBIA Insured) (d)	6,225	6,705
Series B:
5.25% 9/1/07 (FGIC Insured) (d)	3,185	3,394
5.5% 9/1/08 (FGIC Insured) (d)	3,750	4,084
Series D, 5.75% 11/1/06 (FGIC Insured) (d)	3,660	3,877
Seattle Muni. Lt. & Pwr. Rev. 5.5% 3/1/08 (FSA Insured)	5,475	5,968
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	1,000	1,117
Snohomish County Pub. Hosp. District #2 (Stevens Health Care Proj.):
4.5% 12/1/07 (FGIC Insured)	1,705	1,795
4.5% 12/1/09 (FGIC Insured)	855	914
Spokane Pub. Facilities District Hotel & Motel Tax & Sales Use Tax Rev. 5.75% 12/1/18 (MBIA Insured)	1,000	1,160
Tacoma Elec. Sys. Rev. Series A, 5.625% 1/1/21 (FSA Insured)	3,800	4,225
Tumwater School District #33, Thurston County Series 1996 B:
0% 12/1/11 (FGIC Insured)	6,415	4,947
0% 12/1/12 (FGIC Insured)	6,830	5,006
Washington Gen. Oblig.:
(Convention & Trade Ctr. Proj.) Series AT5, 0% 8/1/12 (MBIA Insured)	2,025	1,497
Series 2001 C, 5.25% 1/1/16	3,000	3,270
Series C, 5.25% 1/1/26 (FSA Insured)	2,200	2,332
Series R 97A, 0% 7/1/19 (MBIA Insured)	3,440	1,752
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	$ 3,065	$ 3,422
(Swedish Health Svcs. Proj.) 5.5% 11/15/12 (AMBAC Insured)	3,000	3,324
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Series 1997 B, 5.125% 7/1/13 (FSA Insured)	9,500	10,229
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. Series A, 5% 7/1/12 (FSA Insured)	3,500	3,810
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B:
0% 7/1/07	15,130	14,070
0% 7/1/10	18,250	14,956
0% 7/1/12 (MBIA Insured)	4,000	2,947
Series C, 7.5% 7/1/08 (MBIA Insured)	7,040	8,143
		151,106
West Virginia - 0.0%
Kanawha/Putnam County, Huntington/Charlestown City Series 1984 A, 0% 12/1/16 (Escrowed to Maturity) (e)	1,100	650
Wisconsin - 0.8%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	2,420	2,404
Fond Du Lac School District:
5.75% 4/1/12 (Pre-Refunded to 4/1/10 @ 100) (e)	1,000	1,144
5.75% 4/1/14 (Pre-Refunded to 4/1/10 @ 100) (e)	1,000	1,144
Menasha Joint School District 5.5% 3/1/19 (FSA Insured)	1,030	1,141
Wisconsin Gen. Oblig.:
Series 2002 F, 5.5% 5/1/15 (FSA Insured)	1,400	1,564
Series D, 5.4% 5/1/20	1,000	1,096
Wisconsin Health & Edl. Facilities Auth. Rev. (Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/14	1,775	1,944
5.75% 8/15/12	1,760	1,981
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev. (Wheaton Franciscan Svcs., Inc. Proj.): - continued
6% 8/15/16	$ 1,000	$ 1,111
6.25% 8/15/22	1,600	1,757
		15,286
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,748,883)	1,822,240
NET OTHER ASSETS - (0.5)%	(9,225)
NET ASSETS - 100%	$ 1,813,015
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Sold
Treasury Contracts
120 U.S. Treasury Bond Contracts	March 2005	$ 13,500	$ 176
The face value of futures sold as a percentage of net assets - 0.7%
Legend
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,936,000.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	40.7%
Electric Utilities	15.0%
Transportation	11.8%
Health Care	8.8%
Escrowed/Pre-Refunded	7.1%
Special Tax	5.1%
Others* (individually less than 5%)	11.5%
100.0%
*Includes net other assets
Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $7,996,000 or, if different, the net capital gain of such year, and for dividends with respect to the taxable year ended December 31, 2003, $788,000 or, if different, the excess of (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2004

Assets
Investment in securities, at value (cost $1,748,883) - See accompanying schedule		$ 1,822,240
Cash		6,577
Receivable for fund shares sold		1,575
Interest receivable		23,619
Prepaid expenses		7
Other receivables		29
Total assets		1,854,047

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 36,942
Payable for fund shares redeemed	1,577
Distributions payable	1,750
Accrued management fee	475
Payable for daily variation on futures contracts	90
Other affiliated payables	156
Other payables and accrued expenses	42
Total liabilities		41,032

Net Assets		$ 1,813,015
Net Assets consist of:
Paid in capital		$ 1,737,276
Undistributed net investment income		297
Accumulated undistributed net realized gain (loss) on investments		1,909
Net unrealized appreciation (depreciation) on investments		73,533
Net Assets, for 178,610 shares outstanding		$ 1,813,015
Net Asset Value, offering price and redemption price per share ($1,813,015 ÷ 178,610 shares)		$ 10.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2004

Investment Income
Interest		$ 77,467

Expenses
Management fee	$ 5,669
Transfer agent fees	1,468
Accounting fees and expenses	327
Non-interested trustees' compensation	10
Custodian fees and expenses	30
Registration fees	91
Audit	51
Legal	4
Miscellaneous	17
Total expenses before reductions	7,667
Expense reductions	(82)	7,585
Net investment income		69,882
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,316
Futures contracts	29
Total net realized gain (loss)		8,345
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,561)
Futures contracts	176
Total change in net unrealized appreciation (depreciation)		(16,385)
Net gain (loss)		(8,040)
Net increase (decrease) in net assets resulting from operations		$ 61,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 69,882	$ 70,955
Net realized gain (loss)	8,345	27,025
Change in net unrealized appreciation (depreciation)	(16,385)	(6,719)
Net increase (decrease) in net assets resulting from operations	61,842	91,261
Distributions to shareholders from net investment income	(69,814)	(70,879)
Distributions to shareholders from net realized gain	(6,735)	(24,342)
Total distributions	(76,549)	(95,221)
Share transactions Proceeds from sales of shares	490,876	587,869
Reinvestment of distributions	52,974	65,677
Cost of shares redeemed	(514,451)	(609,262)
Net increase (decrease) in net assets resulting from share transactions	29,399	44,284
Redemption fees	36	38
Total increase (decrease) in net assets	14,728	40,362

Net Assets
Beginning of period	1,798,287	1,757,925
End of period (including undistributed net investment income of $297 and undistributed net investment income of $928, respectively)	$ 1,813,015	$ 1,798,287
Other Information Shares
Sold	48,236	57,344
Issued in reinvestment of distributions	5,225	6,421
Redeemed	(50,908)	(59,544)
Net increase (decrease)	2,553	4,221

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 10.23	$ 9.85	$ 9.78	$ 9.41
Income from Investment Operations
Net investment incomeB	.395	.410	.427	.456D	.478
Net realized and unrealized gain (loss)	(.022)	.120	.444	.073D	.368
Total from investment operations	.373	.530	.871	.529	.846
Distributions from net investment income	(.395)	(.410)	(.431)	(.459)	(.476)
Distributions from net realized gain	(.038)	(.140)	(.060)	-	-
Total distributions	(.433)	(.550)	(.491)	(.459)	(.476)
Redemption fees added to paid in capital	-B,E	-B,E	-B,E	-B,E	-
Net asset value, end of period	$ 10.15	$ 10.21	$ 10.23	$ 9.85	$ 9.78
Total ReturnA	3.74%	5.30%	9.02%	5.48%	9.26%
Ratios to Average Net AssetsC
Expenses before expense reductions	.43%	.44%	.45%	.46%	.50%
Expenses net of voluntary waivers, if any	.43%	.44%	.45%	.46%	.50%
Expenses net of all reductions	.42%	.43%	.42%	.39%	.49%
Net investment income	3.89%	4.00%	4.24%	4.60%D	5.03%
Supplemental Data
Net assets, end of period (in millions)	$ 1,813	$ 1,798	$ 1,758	$ 1,487	$ 1,216
Portfolio turnover rate	26%	31%	31%	32%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount and losses deferred due to futures transactions.

The fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 75,143
Unrealized depreciation	(1,522)
Net unrealized appreciation (depreciation)	73,621
Undistributed long-term capital gain	1,589

Cost for federal income tax purposes	$ 1,748,619

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt Income	$ 69,814	$ 70,879
Ordinary Income	-	2,610
Long-term Capital Gains	6,735	21,732
Total	$ 76,549	$ 95,221

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $498,671 and $465,466, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the fund's average net assets plus an income based fee of 5% of the fund's gross income throughout the month. For the period, the total annual management fee rate was .32% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $140 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $16 and $66, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1976

Trustee of Fidelity School Street Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Intermediate Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity School Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (51)

Year of Election or Appointment: 1997

Vice President of Spartan Intermediate Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Spartan Intermediate Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Douglas T. McGinley (39)

Year of Election or Appointment: 2004
Vice President of Spartan Intermediate Municipal Income. Mr. McGinley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McGinley worked as an analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Spartan Intermediate Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan Intermediate Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan Intermediate Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Intermediate Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan Intermediate Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Intermediate Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan Intermediate Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Spartan Intermediate Municipal Income Fund voted to pay on February 7, 2005, to shareholders of record at the opening of business on February 4, 2005, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2004, 100% of the fund's income dividends was free from federal income tax, and 13.46% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LIM-UANN-0205
1.787736.101

Fidelity®

New Markets Income

Fund

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Markets Income Fund	12.50%	15.17%	14.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund on December 31, 1994. The chart shows how the value of your investment would have changed, and also shows how the J.P. Morgan Emerging Markets Bond Index (EMBI) Global performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Carlson, Portfolio Manager of Fidelity® New Markets Income Fund

Emerging-markets debt - as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global - posted its third consecutive year of double-digit advances for the 12-month period ending December 31, 2004, gaining 11.73%. On a longer-term basis, the benchmark has landed in positive territory in nine of the past 10 years, with an average annual return of 14.49%. In 2004, emerging debt markets were paced by strong local economies, low interest rates and a weak U.S. dollar. They also benefited from heavy demand for oil and other commodities from China. Many emerging markets are rich in natural resources, including oil, and the record-high prices for the commodity were a significant contributor to their solid overall performance. On an individual country level, a number of the smallest positions in the index, including Uruguay, the Dominican Republic, Ecuador and Indonesia, had returns in excess of 20%. Venezuela also did well, gaining roughly 23%. Some of the largest country weightings lagged the benchmark's overall return, including Russia, Mexico and Turkey.

For the year that ended December 31, 2004, Fidelity New Markets Income Fund returned 12.50%, outperforming the J.P. Morgan EMBI Global and the LipperSM Emerging Markets Debt Funds Average, which returned 12.33%. Ample access to capital and low global interest rates, combined with continued investor comfort with risk, created a supportive environment for emerging-markets debt securities in 2004. Positive sentiment was further reinforced by the strongest growth in years by the emerging-markets economies. Relative to the index, the fund's overweighted position and security selection in Argentina helped performance, as did being underweighted in Mexico. While the fund averaged a marginal underweighting in Turkey, security selection made a sizable contribution to performance. Conversely, the fund's overweighting in the Dominican Republic in the first half of 2004 hurt performance. While the fund averaged a neutral market weighting in Colombia and the Philippines relative to the index, unfavorable security selection in each country detracted from performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Actual	$ 1,000.00	$ 1,159.30	$ 5.05
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.46	$ 4.72

*Expenses are equal to the Fund's annualized expense ratio of .93%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Countries as of December 31, 2004
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	14.6	19.8
Russia	14.6	14.9
Venezuela	12.0	7.9
Mexico	9.9	12.0
Argentina	5.1	5.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five Holdings as of December 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazilian Federative Republic	14.4	19.1
Venezuelan Republic	12.0	7.9
Russian Federation	11.0	11.3
United Mexican States	9.9	10.7
Argentine Republic	4.7	4.3
	52.0
Asset Allocation (% of fund's net assets)
As of December 31, 2004	As of June 30, 2004
Corporate Bonds 8.9%	Corporate Bonds 15.1%
Government Obligations 72.1%	Government Obligations 81.4%
Stocks 0.2%	Stocks 0.0%
Other Investments 0.0%	Other Investments 0.5%
Short-Term Investments and Net Other Assets 18.8%	Short-Term Investments and Net Other Assets 3.0%

Annual Report

Investments December 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.9%
		Principal Amount (i)	Value (Note 1)
Argentina - 0.4%
Pecom Energia SA 8.125% 7/15/10 (Reg. S)		$ 2,390,000	$ 2,461,700
Telefonica de Argentina SA 9.125% 11/7/10		2,255,000	2,373,388
TOTAL ARGENTINA			4,835,088
Bahamas (Nassau) - 0.2%
Odebrecht Overseas Ltd. 11.5% 2/25/09 (e)		2,115,000	2,352,938
Brazil - 0.2%
Braskem SA 11.75% 1/22/14 (e)		2,010,000	2,361,750
Cayman Islands - 0.2%
CSN Islands VIII Corp. 9.75% 12/16/13 (e)		2,225,000	2,380,750
Germany - 0.7%
Aries Vermogensverwaltngs GmbH 9.6% 10/25/14 (e)		2,250,000	2,756,250
Citigroup Global Markets Deutschland AG 9.25% 4/19/14 (e)		4,635,000	4,623,413
TOTAL GERMANY			7,379,663
Indonesia - 0.0%
APP International Finance (Mauritius) Ltd.:
0% 7/5/01 (c)(e)		4,420,000	265,200
0% 7/5/01 (Reg. S) (c)		1,335,000	80,100
TOTAL INDONESIA			345,300
Luxembourg - 0.6%
Millicom International Cellular SA 10% 12/1/13 (e)		6,350,000	6,635,750
Malaysia - 3.0%
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26 (Reg. S)		9,755,000	11,882,809
Petronas Capital Ltd.:
7% 5/22/12		13,340,000	15,299,313
7.875% 5/22/22 (Reg. S)		4,290,000	5,327,644
TOTAL MALAYSIA			32,509,766
Russia - 3.6%
OAO Gazprom:
9.625% 3/1/13		26,170,000	31,011,450
10.5% 10/21/09		6,735,000	8,014,650
TOTAL RUSSIA			39,026,100
TOTAL NONCONVERTIBLE BONDS (Cost $99,206,615)			97,827,105
Government Obligations - 74.2%
		Principal Amount (i)	Value (Note 1)
Argentina - 4.7%
Argentine Republic:
BOCON:
4/1/07 February 2002 coupon (c)(h)		$ 2,200,000	$ 740
4/1/07 January 2002 coupon (c)(h)		2,200,000	740
4/1/07 March 2002 coupon (c)(h)		2,200,000	740
2% 4/1/07 (c)(f)		1,547,511	330,000
Brady:
discount 3.4425% 3/31/23 (c)(f)		7,710,000	4,336,875
par L-GP 6% 3/31/23 (c)		13,860,000	7,761,600
3% 3/29/05 (c)(f)		8,355,200	2,652,776
1.98% 8/3/12 (f)		8,905,000	7,523,351
9.75% 9/19/27 (c)		13,536,000	4,466,880
11.375% 3/15/10 (c)		7,494,000	2,547,960
11.375% 1/30/17 (c)		10,806,000	3,674,040
11.75% 4/7/09 (c)		6,416,000	2,181,440
11.75% 6/15/15 (c)		11,258,000	3,827,720
12% 6/19/31 (c)		8,156,700	2,691,711
12.25% 6/19/18 (c)		8,887,970	2,933,030
12.375% 2/21/12 (c)		4,745,000	1,613,300
15.5% 12/19/08 (c)		12,741,000	4,172,678
100.744% 4/10/05 (c)(f)		1,180,000	460,200
TOTAL ARGENTINA			51,175,781
Brazil - 14.4%
Brazilian Federative Republic:
Brady debt conversion bond 3.125% 4/15/12 (f)		9,313,266	8,894,169
8.25% 1/20/34		15,910,000	15,480,430
8.2988% 6/29/09 (f)		4,355,000	5,149,788
8.875% 4/15/24		13,120,000	13,592,320
10.25% 6/17/13		21,650,000	25,633,600
10.5% 7/14/14		17,190,000	20,404,530
11% 1/11/12		16,805,000	20,418,075
11% 8/17/40		17,405,000	20,659,735
12% 4/15/10		8,390,000	10,382,625
12.75% 1/15/20		5,680,000	7,690,720
14.5% 10/15/09		7,815,000	10,425,210
TOTAL BRAZIL			158,731,202
Colombia - 2.9%
Colombian Republic:
8.125% 5/21/24		2,085,000	2,032,875
9.75% 4/9/11		3,133,508	3,592,567
Government Obligations - continued
		Principal Amount (i)	Value (Note 1)
Colombia - continued
Colombian Republic: - continued
10% 1/23/12		$ 3,525,000	$ 4,060,800
10.375% 1/28/33		2,500,000	2,900,000
10.75% 1/15/13		4,540,000	5,436,650
11.75% 2/25/20		10,335,000	13,280,475
TOTAL COLOMBIA			31,303,367
Dominican Republic - 0.4%
Dominican Republic:
9.04% 1/23/13 (e)		2,765,000	2,315,688
9.5% 9/27/06 (Reg. S)		2,470,000	2,321,800
TOTAL DOMINICAN REPUBLIC			4,637,488
Ecuador - 1.4%
Ecuador Republic:
8% 8/15/30 (Reg. S) (d)		9,124,000	7,883,136
12% 11/15/12 (e)		124,000	127,100
12% 11/15/12 (Reg. S)		6,945,000	7,118,625
TOTAL ECUADOR			15,128,861
Egypt - 0.1%
Arab Republic 10.9485% 2/15/05	EGP	8,250,000	1,338,918
Ivory Coast - 0.2%
Ivory Coast:
Brady past due interest 2% 3/29/18 (Reg. S) (c)(f)		3,880,750	688,833
FLIRB 2% 3/29/18 (Reg. S) (c)(f)		8,730,000	1,505,925
TOTAL IVORY COAST			2,194,758
Lebanon - 1.2%
Lebanese Republic:
5.88% 11/30/09 (e)(f)		5,355,000	5,328,225
11.625% 5/11/16 (Reg. S)		7,135,000	8,240,925
TOTAL LEBANON			13,569,150
Mexico - 9.9%
United Mexican States:
5.875% 1/15/14		10,100,000	10,347,450
6.375% 1/16/13		18,700,000	19,915,500
6.625% 3/3/15		4,425,000	4,752,450
6.75% 9/27/34		35,710,000	35,263,625
7.5% 4/8/33		12,210,000	13,186,800
8.125% 12/30/19		8,555,000	10,073,513
Government Obligations - continued
		Principal Amount (i)	Value (Note 1)
Mexico - continued
United Mexican States: - continued
11.375% 9/15/16		$ 5,320,000	$ 7,833,700
11.5% 5/15/26		5,005,000	7,657,650
TOTAL MEXICO			109,030,688
Nigeria - 0.0%
Central Bank of Nigeria warrants 11/15/20 (a)(g)		4,000	4,000
Panama - 1.5%
Panamanian Republic:
7.25% 3/15/15		4,160,000	4,326,400
8.875% 9/30/27		5,005,000	5,555,550
9.375% 7/23/12		2,050,000	2,424,125
9.625% 2/8/11		3,855,000	4,568,175
TOTAL PANAMA			16,874,250
Peru - 4.3%
Peruvian Republic:
8.375% 5/3/16		4,710,000	5,275,200
8.75% 11/21/33		2,430,000	2,654,775
9.125% 2/21/12		10,995,000	12,836,663
9.875% 2/6/15		10,560,000	13,041,600
euro Brady past due interest 5% 3/7/17 (f)		14,115,200	13,550,592
TOTAL PERU			47,358,830
Philippines - 4.6%
Philippine Republic:
8.25% 1/15/14		2,675,000	2,614,813
8.375% 2/15/11		21,560,000	21,667,800
8.875% 3/17/15		12,235,000	12,235,000
9% 2/15/13		4,725,000	4,819,500
10.625% 3/16/25		8,645,000	9,260,956
TOTAL PHILIPPINES			50,598,069
Poland - 0.3%
Polish Government 0% 8/12/06	PLN	8,905,000	2,672,830
Russia - 11.0%
Russian Federation:
5% 3/31/30 (Reg. S) (d)		79,637,500	82,126,166
11% 7/24/18 (Reg. S)		13,567,000	18,858,130
12.75% 6/24/28 (Reg. S)		12,377,000	20,236,395
TOTAL RUSSIA			121,220,691
Government Obligations - continued
		Principal Amount (i)	Value (Note 1)
Turkey - 4.3%
Turkish Republic:
11% 1/14/13		$ 7,985,000	$ 10,160,913
11.5% 1/23/12		7,705,000	9,920,188
11.875% 1/15/30		3,645,000	5,262,469
19.9997% 8/10/05	TRL	33,200,000,000,000	21,998,038
TOTAL TURKEY			47,341,608
Uruguay - 1.0%
Uruguay Republic:
7.25% 2/15/11		4,070,000	4,029,300
7.5% 3/15/15		4,070,000	3,968,250
7.875% 1/15/33 pay-in-kind		3,615,199	3,199,451
TOTAL URUGUAY			11,197,001
Venezuela - 12.0%
Venezuelan Republic:
oil recovery rights 4/15/20 (g)		14,625	146,250
3.09% 4/20/11 (f)		28,820,000	26,226,200
5.375% 8/7/10		5,490,000	5,155,110
7% 12/1/18 (Reg. S)		8,285,000	7,564,205
8.5% 10/8/14		19,885,000	21,058,215
9.25% 9/15/27		19,750,000	20,836,250
9.375% 1/13/34		4,975,000	5,263,550
10.75% 9/19/13		26,030,000	31,138,388
13.625% 8/15/18		9,488,000	12,832,520
euro Brady debt conversion bond 3.625% 12/18/07 (f)		2,285,600	2,274,172
TOTAL VENEZUELA			132,494,860
TOTAL GOVERNMENT OBLIGATIONS (Cost $768,561,642)			816,872,352
Common Stocks - 0.2%
		Shares
Bermuda - 0.2%
APP China Group Ltd. (Cost $2,054,053)		42,507	2,082,843
Money Market Funds - 15.7%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.24% (b) (Cost $172,139,624)		172,139,624	$ 172,139,624
Purchased Options - 0.0%
	Expiration Date/Strike Price	Underlying Face Amount
United States of America - 0.0%
JPMorgan Call Option on $57,444,543 notional amount of Brazilian Federative Republic Brady capitalization bond 8% 4/15/14 (Cost $206,800)	January 2005/ $101.75	$ 58,811,723	361,901
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $1,042,168,734)		1,089,283,825
NET OTHER ASSETS - 1.0%		11,368,250
NET ASSETS - 100%		$ 1,100,652,075
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
EGP	-	Egyptian pound
PLN	-	Polish zloty (new)
TRL	-	Turkish lira
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $29,147,064 or 2.6% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Quantity represents share amount.
(h) Represents right to receive interest payment on underlying security. Principal shown is original face of underlying security.
(i) Principal amount stated in United States dollars unless otherwise noted.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA, AA, A	3.3%
BBB	20.9%
BB	17.4%
B	32.0%
CCC, CC, C	6.5%
Not Rated	0.9%
Equities	0.2%
Other Investments	0.0%
Short-Term Investments and Net Other Assets	18.8%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $21,432,000, or, if different, the net capital gain of such year; and for dividends with respect to the taxable year ended December 31, 2003, $9,278,000, or, if different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $1,042,168,734) - See accompanying schedule		$ 1,089,283,825
Cash		1,348,093
Receivable for fund shares sold		3,648,477
Interest receivable		18,670,392
Prepaid expenses		3,249
Other affiliated receivables		1,008
Total assets		1,112,955,044

Liabilities
Payable for investments purchased	$ 9,592,098
Payable for fund shares redeemed	928,142
Distributions payable	881,972
Accrued management fee	593,832
Other affiliated payables	179,993
Other payables and accrued expenses	126,932
Total liabilities		12,302,969

Net Assets		$ 1,100,652,075
Net Assets consist of:
Paid in capital		$ 1,024,923,381
Undistributed net investment income		4,898,748
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,680,511
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		47,149,435
Net Assets, for 76,790,048 shares outstanding		$ 1,100,652,075
Net Asset Value, offering price and redemption price per share ($1,100,652,075 ÷ 76,790,048 shares)		$ 14.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 3,732
Interest		65,901,287
Total income		65,905,019

Expenses
Management fee	$ 6,185,745
Transfer agent fees	1,562,043
Accounting fees and expenses	416,334
Non-interested trustees' compensation	5,014
Custodian fees and expenses	199,756
Registration fees	99,958
Audit	89,568
Legal	40,931
Interest	345
Miscellaneous	8,488
Total expenses before reductions	8,608,182
Expense reductions	(10,364)	8,597,818
Net investment income		57,307,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	42,863,615
Foreign currency transactions	(46,027)
Total net realized gain (loss)		42,817,588
Change in net unrealized appreciation (depreciation) on: Investment securities	3,521,822
Assets and liabilities in foreign currencies	41,308
Total change in net unrealized appreciation (depreciation)		3,563,130
Net gain (loss)		46,380,718
Net increase (decrease) in net assets resulting from operations		$ 103,687,919

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 57,307,201	$ 50,459,214
Net realized gain (loss)	42,817,588	112,330,883
Change in net unrealized appreciation (depreciation)	3,563,130	15,812,555
Net increase (decrease) in net assets resulting from operations	103,687,919	178,602,652
Distributions to shareholders from net investment income	(59,295,326)	(44,250,045)
Distributions to shareholders from net realized gain	(23,403,975)	(3,056,683)
Total distributions	(82,699,301)	(47,306,728)
Share transactions Proceeds from sales of shares	542,449,906	738,974,438
Reinvestment of distributions	75,041,520	42,673,879
Cost of shares redeemed	(408,695,095)	(469,069,040)
Net increase (decrease) in net assets resulting from share transactions	208,796,331	312,579,277
Redemption fees	539,982	1,277,346
Total increase (decrease) in net assets	230,324,931	445,152,547

Net Assets
Beginning of period	870,327,144	425,174,597
End of period (including undistributed net investment income of $4,898,748 and undistributed net investment income of $14,280,671, respectively)	$ 1,100,652,075	$ 870,327,144
Other Information Shares
Sold	38,999,881	58,220,311
Issued in reinvestment of distributions	5,425,865	3,297,831
Redeemed	(30,267,806)	(36,442,660)
Net increase (decrease)	14,157,940	25,075,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.90	$ 11.32	$ 10.91	$ 11.39	$ 11.13
Income from Investment Operations
Net investment income (loss)B	.857	.899	.868E	1.242D, E	1.092
Net realized and unrealized gain (loss)	.775	2.503	.435E	(.527)D, E	.452
Total from investment operations	1.632	3.402	1.303	.715	1.544
Distributions from net investment income	(.880)	(.795)	(.909)	(1.207)	(1.080)
Distributions in excess of net investment income	-	-	-	-	(.216)
Distributions from net realized gain	(.330)	(.050)	-	-	-
Total distributions	(1.210)	(.845)	(.909)	(1.207)	(1.296)
Redemption fees added to paid in capitalB	.008	.023	.016	.012	.012
Net asset value, end of period	$ 14.33	$ 13.90	$ 11.32	$ 10.91	$ 11.39
Total ReturnA	12.50%	31.11%	12.62%	6.65%	14.38%
Ratios to Average Net AssetsC
Expenses before expense reductions	.94%	.97%	1.00%	1.00%	1.00%
Expenses net of voluntary waivers, if any	.94%	.97%	1.00%	1.00%	1.00%
Expenses net of all reductions	.94%	.97%	1.00%	.99%	.99%
Net investment income (loss)	6.26%	7.00%	7.90%E	11.04%D, E	9.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,100,652	$ 870,327	$ 425,175	$ 298,287	$ 266,329
Portfolio turnover rate	237%	270%	219%	259%	278%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the years ended December 31, 2002 and December 31, 2001 have been reclassified from what was previously reported. The impact of this change for the years ended December 31, 2002 and December 31, 2001 was a decrease to net investment income of $.064 and $.064 per share with a corresponding increase to net realized and unrealized gain (loss) per share, respectively. The ratio of net investment income to average net assets decreased from 8.48% and 11.61% to 7.90% and 11.04%, respectively. The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 53,273,936
Unrealized depreciation	(7,632,099)
Net unrealized appreciation (depreciation)	45,641,837
Undistributed ordinary income	11,089,921
Undistributed long-term capital gain	13,975,757

Cost for federal income tax purposes	$ 1,043,641,988

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 65,964,892	$ 44,250,045
Long-term Capital Gains	16,734,409	3,056,683
Total	$ 82,699,301	$ 47,306,728

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the Schedule of Investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,077,332,882 and $1,954,984,768, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $505,152 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 11,095,000	1.12%	$ -	$ 345

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $251 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $6,326 and $3,787, respectively.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity New Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity School Street Trust) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Markets Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of New Markets Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity School Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Philip L. Bullen (45)

Year of Election or Appointment: 2001

Vice President of New Markets Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

John H. Carlson (54)

Year of Election or Appointment: 1996

Vice President of New Markets Income. Mr. Carlson serves as Vice President of another fund advised by FMR. Mr. Carlson also serves as Senior Vice President of FMR (2003) and FMR Co., Inc (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of New Markets Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of New Markets Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of New Markets Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of New Markets Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of New Markets Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of New Markets Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of New Markets Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1993 Assistant Treasurer of New Markets Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of New Markets Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of New Markets Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of New Markets Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Fidelity New Markets Income Fund voted to pay on February 7, 2005, to shareholders of record at the opening of business on February 4, 2005, a distribution of $.30 per share derived from capital gains realized from sales of portfolio securities.

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are 92.94% and 0%, respectively.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

NMI-UANN-0205
1.787734.101

Fidelity®

Strategic Income

Fund

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Central Investment Portfolio Top Fifty Holdings	<Click Here>	Top Fifty holdings of the Fidelity Central Investment Portfolio held by the fund.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Life of fundA
Fidelity Strategic Income	9.44%	9.50%	8.05%

A From May 1, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on May 1, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch U.S. High Yield Master II Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Eigen, Portfolio Manager of Fidelity® Strategic Income Fund

Investors in U.S. domestic and international fixed-income markets generally found positive returns in 2004, with the strongest gains coming from riskier debt classes. High-yield bonds had another solid year, with the Merrill Lynch® U.S. High Yield Master II Index rising 10.87%. Lower-rated securities once again led the surge, bolstered by improving issuer fundamentals, declining default rates and robust demand from yield-hungry investors. Emerging-markets debt - as measured by the J.P. Morgan Emerging Markets Bond Index Global - also did well, gaining 11.73% on strengthening export-driven local economies and heavy capital flows into the region. Foreign investment-grade debt was a standout in its own right, returning 12.14% according to the Citigroup® Non-U.S. Dollar World Government Bond Index. The U.S. dollar's slide versus most major currencies helped pace the sector. Meanwhile, U.S. government securities struggled as Treasuries were held back by fears of an upturn in long-term interest rates. The Lehman Brothers® Government Bond Index rose just 3.48%.

The fund rose 9.44% during the year, while the Fidelity Strategic Income Composite Index and the LipperSM Multi-Sector Income Funds Average returned 9.25% and 8.35%, respectively. While our overall results were strong, I felt they could have been better given that each of the fund's subportfolios beat their respective benchmarks and asset allocation also contributed. I positioned the fund offensively in terms of riskier assets outperforming, but defensively against rising interest rates. This approach largely worked well, particularly among U.S. government securities, whose low single-digit return as a group significantly trailed the broader bond market. In addition to heavily underweighting nominal Treasuries, the fund benefited from investing in Treasury Inflation-Protected Securities, which fared nicely. Unfortunately, substituting cash for some Treasuries curbed our gains slightly in a rising bond market. Modestly overweighting high-yield bonds aided returns versus the index, as did some well-timed tactical shifts among the foreign debt components. Strong credit analysis helped the high-yield subportfolio top its benchmark, while the emerging-markets subportfolio solidly outperformed due to country and security selection. The U.S. government subportfolio outpaced its index, mainly due to sector positioning, while the developed-markets subportfolio was helped by capturing relative valuation differences between various interest rate markets in Europe, Canada and Japan.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share-holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Actual	$ 1,000.00	$ 1,102.70	$ 3.96
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.37	$ 3.81

* Expenses are equal to the Fund's annualized expense ratio of .75%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	12.7	13.0
German Federal Republic	5.2	2.4
Fannie Mae	3.4	3.3
Brazilian Federative Republic	2.5	2.3
Japan Government	1.7	0.7
	25.5
Top Five Market Sectors as of December 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	11.5	11.0
Telecommunication Services	9.2	7.7
Financials	6.6	10.5
Energy	4.8	5.4
Materials	4.7	5.3
Quality Diversification (% of fund's net assets)
As of December 31, 2004	As of June 30, 2004
U.S. Government and U.S. Government Agency Obligations 19.5%	U.S. Government and U.S. Government Agency Obligations 20.7%
AAA, AA, A 14.0%	AAA, AA, A 11.8%
BBB 4.0%	BBB 4.6%
BB 14.2%	BB 11.0%
B 27.0%	B 30.7%
CCC, CC, C 8.5%	CCC, CC, C 10.7%
D 0.0%	D 0.2%
Not Rated 2.4%	Not Rated 1.9%
Equities 1.4%	Equities 1.2%
Short-Term Investments and Net Other Assets 9.0%	Short-Term Investments and Net Other Assets 7.2%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Asset Allocation (% of fund's net assets)
As of December 31, 2004*		As of June 30, 2004 **
	Corporate Bonds 45.8%		Corporate Bonds 48.7%
	U.S. Government and U.S. Government Agency Obligations 19.5%		U.S. Government and U.S. Government Agency Obligations 20.7%
	Foreign Government & Government Agency Obligations 22.2%		Foreign Government & Government Agency Obligations 20.6%
	Stocks 1.4%		Stocks 1.2%
	Short-Term Investments and Net Other Assets 9.0%		Short-Term Investments and Net Other Assets 7.2%
* Foreign investments	34.9%	** Foreign investments	32.2%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

Annual Report

Investments December 31, 2004

Showing Percentage of Net Assets

Corporate Bonds - 45.8%
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Atmel Corp. 0% 5/23/21		$ 6,275	$ 2,848
Nonconvertible Bonds - 45.7%
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.6%
Affinia Group, Inc. 9% 11/30/14 (g)		4,225	4,405
Cooper Standard Auto, Inc.:
7% 12/15/12 (g)		1,090	1,106
8.375% 12/15/14 (g)		2,700	2,700
EaglePicher, Inc. 9.75% 9/1/13		1,780	1,780
Stoneridge, Inc. 11.5% 5/1/12		635	727
Tenneco Automotive, Inc. 8.625% 11/15/14 (g)		1,480	1,536
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		3,036	3,507
11% 2/15/13		1,909	2,300
United Components, Inc. 9.375% 6/15/13		610	662
			18,723
Automobiles - 0.1%
DaimlerChrysler AG 1.75% 11/18/05	JPY	100,000	989
Renault SA 0.3325% 4/23/07 (h)	JPY	200,000	1,940
Volkswagen Financial Services NV 5.5% 9/20/06	GBP	500	967
			3,896
Hotels, Restaurants & Leisure - 2.4%
Carrols Corp. 9% 1/15/13 (g)		4,090	4,233
Domino's, Inc. 8.25% 7/1/11		864	942
Gaylord Entertainment Co.:
6.75% 11/15/14 (g)		4,965	4,977
8% 11/15/13		2,055	2,219
Herbst Gaming, Inc. 8.125% 6/1/12		1,125	1,207
ITT Corp. 7.375% 11/15/15		2,850	3,185
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14 (g)		3,610	3,596
Mandalay Resort Group:
6.375% 12/15/11		1,780	1,860
6.5% 7/31/09		2,865	3,008
MGM MIRAGE:
6% 10/1/09		1,360	1,394
6.75% 9/1/12		4,210	4,442
8.5% 9/15/10		275	315
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Morton's Restaurant Group, Inc. 7.5% 7/1/10		$ 1,845	$ 1,799
Penn National Gaming, Inc. 8.875% 3/15/10		3,450	3,769
Royal Caribbean Cruises Ltd. 6.875% 12/1/13		3,010	3,251
Scientific Games Corp. 6.25% 12/15/12 (g)		880	891
Speedway Motorsports, Inc. 6.75% 6/1/13		4,160	4,368
Starwood Hotels & Resorts Worldwide, Inc.:
7.375% 5/1/07		1,925	2,055
7.875% 5/1/12		1,480	1,695
Station Casinos, Inc.:
6% 4/1/12		2,740	2,822
6.5% 2/1/14		2,620	2,692
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11		4,080	4,478
Town Sports International Holdings, Inc. 0% 2/1/14 (e)		8,065	4,274
Vail Resorts, Inc. 6.75% 2/15/14		6,165	6,265
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10		430	491
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)(g)		1,610	1,006
9% 1/15/12 (g)		950	988
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (g)		885	947
Wheeling Island Gaming, Inc. 10.125% 12/15/09		1,300	1,385
			74,554
Household Durables - 1.0%
Beazer Homes USA, Inc. 8.625% 5/15/11		1,510	1,642
D.R. Horton, Inc.:
7.875% 8/15/11		1,175	1,347
8% 2/1/09		1,925	2,161
Goodman Global Holdings, Inc.:
5.76% 6/15/12 (g)(h)		920	936
7.875% 12/15/12 (g)		5,750	5,728
K. Hovnanian Enterprises, Inc.:
6% 1/15/10 (g)		970	980
6.25% 1/15/15 (g)		1,750	1,724
7.75% 5/15/13		4,210	4,484
KB Home 8.625% 12/15/08		1,800	2,039
Levitz Home Furnishings, Inc. 12% 11/1/11 (g)		2,970	3,029
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Standard Pacific Corp.:
7.75% 3/15/13		$ 1,000	$ 1,074
9.25% 4/15/12		305	354
Technical Olympic USA, Inc. 7.5% 1/15/15 (g)		2,690	2,663
Tempur-Pedic, Inc./Tempur Production USA, Inc. 10.25% 8/15/10		1,395	1,608
William Lyon Homes, Inc. 7.5% 2/15/14		1,760	1,690
			31,459
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12 (g)		950	988
Media - 5.6%
AMC Entertainment, Inc.:
8% 3/1/14		2,000	1,970
8.625% 8/15/12 (g)		1,790	1,973
9.5% 2/1/11		10	10
9.875% 2/1/12		2,000	2,160
Cablevision Systems Corp. 8% 4/15/12 (g)		19,055	20,270
CanWest Media, Inc. 8% 9/15/12 (g)		1,130	1,206
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (g)		3,000	3,128
Cinemark USA, Inc. 9% 2/1/13		640	731
Cinemark, Inc. 0% 3/15/14 (e)		6,865	5,200
Corus Entertainment, Inc. 8.75% 3/1/12		1,875	2,055
CSC Holdings, Inc.:
6.75% 4/15/12 (g)		5,610	5,764
7.625% 4/1/11		3,575	3,861
7.625% 7/15/18		13,685	14,506
7.875% 2/15/18		4,525	4,887
Dex Media, Inc.:
0% 11/15/13 (e)		2,970	2,317
0% 11/15/13 (e)		130	101
8% 11/15/13		7,040	7,603
EchoStar DBS Corp.:
6.375% 10/1/11		5,255	5,386
6.625% 10/1/14 (g)		8,230	8,353
9.125% 1/15/09		948	1,043
Entravision Communications Corp. 8.125% 3/15/09		3,380	3,566
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Haights Cross Communications, Inc. 0% 8/15/11 (e)		$ 2,480	$ 1,624
Haights Cross Operating Co. 11.75% 8/15/11		2,700	3,051
Houghton Mifflin Co.:
0% 10/15/13 (e)		15,995	11,836
8.25% 2/1/11		2,845	3,030
9.875% 2/1/13		5,575	6,091
IMAX Corp. 9.625% 12/1/10		2,870	3,128
Innova S. de R.L. 9.375% 9/19/13		9,825	11,201
Lamar Media Corp. 7.25% 1/1/13		390	417
PanAmSat Corp. 6.375% 1/15/08		920	959
PanAmSat Holding Corp. 0% 11/1/14 (e)(g)		5,360	3,672
PEI Holdings, Inc. 11% 3/15/10		2,331	2,716
Radio One, Inc. 8.875% 7/1/11		2,590	2,823
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (g)		4,230	4,590
10.375% 9/1/14 (g)		6,550	7,402
Rogers Cable, Inc.:
5.5% 3/15/14		1,535	1,447
6.25% 6/15/13		5,295	5,288
6.75% 3/15/15 (g)		1,760	1,789
7.875% 5/1/12		670	729
Sun Media Corp. Canada 7.625% 2/15/13		2,000	2,160
Susquehanna Media Co. 7.375% 4/15/13		1,090	1,155
The Reader's Digest Association, Inc. 6.5% 3/1/11		5,510	5,758
Videotron Ltee 6.875% 1/15/14		780	811
WDAC Subsidiary Corp. 8.375% 12/1/14 (g)		1,400	1,379
			179,146
Specialty Retail - 0.3%
AutoNation, Inc. 9% 8/1/08		2,640	2,996
CSK Automotive, Inc. 7% 1/15/14		620	617
Hollywood Entertainment Corp. 9.625% 3/15/11		1,390	1,473
J. Crew Intermediate LLC 0% 5/15/08 (e)		450	420
The Pep Boys - Manny, Moe & Jack 7.5% 12/15/14		3,880	3,938
			9,444
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.3%
AAC Group Holding Corp. 0% 10/1/12 (e)(g)		$ 6,890	$ 4,582
Levi Strauss & Co. 9.75% 1/15/15 (g)		5,410	5,342
			9,924
TOTAL CONSUMER DISCRETIONARY			328,134
CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.3%
Ahold Finance USA, Inc. 8.25% 7/15/10		4,485	5,113
Reddy Ice Holdings, Inc. 0% 11/1/12 (e)(g)		4,290	2,960
Southern States Cooperative, Inc. 10.5% 11/1/10 (g)		2,580	2,670
			10,743
Food Products - 0.3%
Dean Foods Co.:
6.625% 5/15/09		40	42
6.9% 10/15/17		1,050	1,071
Doane Pet Care Co.:
9.75% 5/15/07		2,275	2,241
10.75% 3/1/10		1,050	1,124
Hines Nurseries, Inc. 10.25% 10/1/11		520	568
Michael Foods, Inc. 8% 11/15/13		610	644
Philipp Brothers Chemicals, Inc. 9.875% 6/1/08		2,755	2,590
			8,280
Household Products - 0.0%
Central Garden & Pet Co. 9.125% 2/1/13		320	354
Personal Products - 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		700	742
Tobacco - 0.0%
Gallaher Group PLC 4.625% 6/10/11	EUR	500	707
TOTAL CONSUMER STAPLES			20,826
ENERGY - 4.8%
Energy Equipment & Services - 0.4%
CHC Helicopter Corp. 7.375% 5/1/14		2,915	3,061
Grant Prideco, Inc.:
9% 12/15/09		170	191
9.625% 12/1/07		230	257
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Energy Equipment & Services - continued
Hanover Compressor Co. 8.625% 12/15/10		$ 720	$ 785
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26 (Reg. S)		3,905	4,757
Seabulk International, Inc. 9.5% 8/15/13		5,070	5,374
SESI LLC 8.875% 5/15/11		30	33
			14,458
Oil & Gas - 4.4%
Belden & Blake Corp. 8.75% 7/15/12 (g)		2,225	2,275
Chesapeake Energy Corp.:
6.875% 1/15/16		2,509	2,634
7% 8/15/14		1,135	1,212
7.5% 6/15/14		1,115	1,215
7.75% 1/15/15		1,860	2,027
El Paso Production Holding Co. 7.75% 6/1/13		5,000	5,213
Encore Acquisition Co. 8.375% 6/15/12		3,295	3,674
Energy Partners Ltd. 8.75% 8/1/10		5,155	5,619
EXCO Resources, Inc. 7.25% 1/15/11		880	946
Forest Oil Corp. 8% 12/15/11		190	217
General Maritime Corp. 10% 3/15/13		4,420	5,083
Harvest Operations Corp. 7.875% 10/15/11 (g)		1,540	1,552
Houston Exploration Co. 7% 6/15/13		680	714
Hurricane Finance BV:
9.625% 2/12/10 (g)		885	987
9.625% 2/12/10 (Reg. S)		675	753
InterNorth, Inc. 9.625% 3/15/06 (c)		1,490	462
Markwest Energy Partners LP/ Markwest Energy Finance Corp. 6.875% 11/1/14 (g)		690	704
OAO Gazprom:
9.625% 3/1/13		5,840	6,920
10.5% 10/21/09		3,815	4,540
Pan American Energy LLC 7.125% 10/27/09 (g)		4,255	4,266
Pecom Energia SA 9% 5/1/09 (Reg. S)		983	1,053
Pemex Project Funding Master Trust:
3.79% 6/15/10 (g)(h)		8,780	9,008
6.625% 4/4/10	EUR	500	755
8.625% 2/1/22		5,985	6,935
Petrobras Energia SA 9.375% 10/30/13		3,745	4,039
Petroleos Mexicanos 9.25% 3/30/18		3,910	4,819
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Plains Exploration & Production Co.:
7.125% 6/15/14		$ 1,625	$ 1,779
8.75% 7/1/12		3,835	4,290
Range Resources Corp. 7.375% 7/15/13		3,120	3,338
Ship Finance International Ltd. 8.5% 12/15/13		7,525	7,751
Teekay Shipping Corp. 8.875% 7/15/11		5,465	6,339
The Coastal Corp.:
6.375% 2/1/09		330	327
7.75% 6/15/10		1,645	1,719
7.75% 10/15/35		240	224
Venoco, Inc. 8.75% 12/15/11 (g)		1,980	2,039
Vintage Petroleum, Inc. 8.25% 5/1/12		1,065	1,160
Williams Companies, Inc.:
7.125% 9/1/11		2,270	2,480
7.625% 7/15/19		11,455	12,486
7.75% 6/15/31		2,375	2,470
7.875% 9/1/21		5,350	5,939
8.125% 3/15/12		795	918
8.75% 3/15/32		4,830	5,555
YPF SA yankee 9.125% 2/24/09		2,391	2,666
			139,102
TOTAL ENERGY			153,560
FINANCIALS - 6.2%
Capital Markets - 0.8%
Banco BPI SA 0.1019% 2/12/07 (h)	JPY	200,000	1,934
Bank of Scotland International Australia Ltd. 2.6914% 9/7/06 (h)	CAD	1,500	1,250
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (g)		10,990	12,309
Goldman Sachs Group, Inc. 6.125% 2/14/17	GBP	2,000	4,055
J.P. Morgan AG (Vimpel Communications) loan participation note 10.45% 4/26/05 (Reg. S)		3,315	3,348
Macquarie Bank Ltd. 0.2019% 2/10/06 (h)	JPY	200,000	1,950
Merrill Lynch & Co., Inc. 0.3729% 5/28/08 (h)	JPY	200,000	1,960
			26,806
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - 0.9%
ABN-AMRO Bank NV 2.22% 1/23/08 (h)	EUR	1,500	$ 2,034
Alliance & Leicester PLC 0.0525% 10/18/06 (h)	JPY	200,000	1,948
ASB Bank Ltd. 0.0525% 7/27/05 (h)	JPY	300,000	2,927
Australia & New Zealand Banking Group Ltd. 2.7014% 12/29/06 (h)	CAD	1,500	1,250
Banco Santander Central Hispano SA 2.226% 2/23/06 (h)	EUR	1,500	2,034
Banque Federative du Credit Mutuel (BFCM) 2.245% 7/24/06 (h)	EUR	1,500	2,033
Commonwealth Bank of Australia 2.7729% 11/28/06 (h)	CAD	1,500	1,250
Export-Import Bank of Korea 0.1525% 11/4/05 (h)	JPY	400,000	3,903
NIB Capital Bank NV:
0.1025% 2/17/09 (h)	JPY	350,000	3,412
2.7914% 2/26/07 (h)	CAD	1,000	833
Rabobank Nederland 2.8029% 2/23/07 (h)	CAD	2,000	1,667
San Paolo IMI Spa 2.478% 6/28/16 (h)	EUR	1,000	1,355
Standard Bank London Ltd. 8.125% 9/30/09		2,000	2,030
Westpac Banking Corp. 2.7429% 1/27/06 (h)	CAD	1,500	1,250
			27,926
Consumer Finance - 0.3%
Countrywide Home Loans, Inc. 2.8214% 3/7/06 (h)	CAD	1,500	1,250
Ford Credit Australia Ltd. 0% 1/5/07 (h)	EUR	250	342
General Motors Acceptance Corp. 3.898% 7/5/05 (h)	EUR	2,000	2,725
General Motors Acceptance Corp. of Canada Ltd. 3.92% 9/12/08 (h)	EUR	1,750	2,355
Household Finance Corp. 6.25% 8/19/19	GBP	2,000	4,192
Metris Companies, Inc. 10.125% 7/15/06		470	475
			11,339
Diversified Financial Services - 3.3%
Aries Vermogensverwaltngs GmbH 9.6% 10/25/14 (g)		4,250	5,206
BAT International Finance PLC 3% 4/3/06 (h)	EUR	2,000	2,732
Caixa Finance BV 2.226% 11/21/06 (h)	EUR	2,000	2,711
Canada Housing Trust No. 1 4.65% 9/15/09	CAD	15,000	12,960
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13		1,390	1,435
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (e)		$ 1,400	$ 1,029
10.25% 1/15/10		3,300	2,871
Chukchansi Economic Development Authority 14.5% 6/15/09 (g)		470	592
Citigroup Global Markets Holdings, Inc. 4.9275% 2/20/07 (h)	GBP	1,000	1,919
Crystal US Holding 3LLC/Crystal US Sub 3Corp.:
Series A, 0% 10/1/14 (e)(g)		2,790	1,925
Series B, 0% 10/1/14 (e)(g)		8,150	5,542
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14		2,910	3,128
FIMEP SA 10.5% 2/15/13		5,965	7,054
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11		1,915	2,250
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12		4,165	4,472
Graham Packaging Co. LP/ GPC Capital Corp.:
8.5% 10/15/12 (g)		5,885	6,150
9.875% 10/15/14 (g)		3,740	3,983
Jostens Holding Corp. 0% 12/1/13 (e)		3,060	2,173
Marquee Holdings, Inc. 0% 8/15/14 (e)(g)		4,295	2,856
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10		1,700	1,785
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11		3,065	3,172
New Asat Finance Ltd. 9.25% 2/1/11 (g)		2,260	2,057
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12 (g)		4,100	4,469
Sealed Air Finance 5.625% 7/19/06	EUR	750	1,050
Tate & Lyle International Finance PLC 5.75% 10/6/06	EUR	1,075	1,528
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10		7,400	8,760
Universal City Florida Holding Co. I/II:
7.2% 5/1/10 (g)(h)		1,520	1,577
8.375% 5/1/10 (g)		1,690	1,758
Volkswagen International Finance NV 0.3881% 11/30/07 (h)	JPY	300,000	2,927
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
WH Holdings Ltd./WH Capital Corp. 9.5% 4/1/11		$ 830	$ 913
Williams Companies, Inc. Credit Linked Certificate Trust 6.75% 4/15/09 (g)		3,575	3,857
			104,841
Insurance - 0.0%
MetLife, Inc. 5.375% 12/9/24	GBP	90	171
Real Estate - 0.8%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12		4,495	4,793
BF Saul REIT 7.5% 3/1/14		4,460	4,616
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09		3,745	4,110
La Quinta Properties, Inc.:
7% 8/15/12		1,590	1,693
8.875% 3/15/11		2,660	2,966
Senior Housing Properties Trust:
7.875% 4/15/15		2,420	2,662
8.625% 1/15/12		3,610	4,124
			24,964
Thrifts & Mortgage Finance - 0.1%
Credit Logement SA 2.774% 12/2/49 (h)	EUR	1,500	2,040
TOTAL FINANCIALS			198,087
HEALTH CARE - 2.6%
Biotechnology - 0.0%
Polypore, Inc. 8.75% 5/15/12		770	803
Health Care Equipment & Supplies - 0.1%
Fisher Scientific International, Inc. 8.125% 5/1/12		1,785	1,990
Health Care Providers & Services - 2.1%
AmeriPath, Inc. 10.5% 4/1/13		4,205	4,468
AmerisourceBergen Corp.:
7.25% 11/15/12		1,690	1,880
8.125% 9/1/08		635	706
Beverly Enterprises, Inc. 7.875% 6/15/14 (g)		6,915	7,390
Concentra Operating Corp. 9.125% 6/1/12 (g)		705	797
Curative Health Services, Inc. 10.75% 5/1/11		1,930	1,718
Genesis HealthCare Corp. 8% 10/15/13		500	543
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.:
6.375% 1/15/15		$ 6,035	$ 6,048
6.75% 7/15/13		4,500	4,640
National Nephrology Associates, Inc. 9% 11/1/11 (g)		700	810
PacifiCare Health Systems, Inc. 10.75% 6/1/09		1,037	1,172
Psychiatric Solutions, Inc. 10.625% 6/15/13		550	637
Service Corp. International (SCI) 6.75% 4/1/16		4,200	4,295
Triad Hospitals, Inc. 7% 11/15/13		5,765	5,909
U.S. Oncology, Inc.:
9% 8/15/12 (g)		1,660	1,834
10.75% 8/15/14 (g)		6,685	7,654
Vanguard Health Holding Co. I 0% 10/1/15 (e)(g)		6,610	4,330
Vanguard Health Holding Co. II LLC 9% 10/1/14 (g)		11,965	12,743
			67,574
Pharmaceuticals - 0.4%
CDRV Investors, Inc. 0% 1/1/15 (e)(g)		5,065	3,128
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (g)		3,740	4,002
Leiner Health Products, Inc. 11% 6/1/12		2,435	2,660
VWR International, Inc.:
6.875% 4/15/12 (g)		920	964
8% 4/15/14 (g)		920	982
			11,736
TOTAL HEALTH CARE			82,103
INDUSTRIALS - 2.9%
Aerospace & Defense - 0.0%
Alliant Techsystems, Inc. 8.5% 5/15/11		1,825	1,971
Airlines - 0.7%
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19		3,676	2,573
7.379% 5/23/16		1,333	933
AMR Corp. 9% 9/15/16		1,225	943
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18		163	130
6.9% 7/2/18		1,096	921
8.312% 10/2/12		1,427	1,099
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
8.388% 5/1/22		$ 83	$ 68
Delta Air Lines, Inc.:
7.9% 12/15/09		3,780	2,381
8.3% 12/15/29		4,135	1,995
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10		1,190	1,174
7.711% 9/18/11		1,225	931
7.92% 5/18/12		4,195	3,230
10.06% 1/2/16		160	104
Northwest Airlines Corp. 10% 2/1/09		2,020	1,697
Northwest Airlines, Inc. 9.875% 3/15/07		175	159
Northwest Airlines, Inc. pass thru trust certificates:
7.248% 7/2/14		229	171
7.691% 4/1/17		540	453
7.95% 9/1/16		1,379	1,172
8.07% 1/2/15		2,086	1,460
8.304% 9/1/10		241	205
NWA Trust 10.23% 6/21/14		322	297
			22,096
Building Products - 0.3%
ERICO International Corp. 8.875% 3/1/12		370	390
Jacuzzi Brands, Inc. 9.625% 7/1/10		5,640	6,260
Maax Holdings, Inc. 0% 12/15/12 (e)(g)		4,400	2,772
			9,422
Commercial Services & Supplies - 0.2%
Allied Security Escrow Corp. 11.375% 7/15/11 (g)		1,630	1,744
Allied Waste North America, Inc. 6.5% 11/15/10		2,670	2,610
Browning-Ferris Industries, Inc.:
7.4% 9/15/35		220	194
9.25% 5/1/21		250	260
IOS Capital LLC 7.25% 6/30/08		99	103
JohnsonDiversey, Inc. 9.625% 5/15/12		680	765
R.H. Donnelley Finance Corp. I:
8.875% 12/15/10 (g)		340	381
10.875% 12/15/12 (g)		530	631
			6,688
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - 0.1%
Blount, Inc. 8.875% 8/1/12		$ 1,590	$ 1,725
Fluor Corp. 6.95% 3/1/07		1,750	1,838
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13		470	424
			3,987
Electrical Equipment - 0.3%
General Cable Corp. 9.5% 11/15/10		3,930	4,411
Polypore, Inc. 0% 10/1/12 (e)(g)		6,630	4,227
			8,638
Machinery - 0.1%
Cummins, Inc.:
7.125% 3/1/28		2,195	2,239
9.5% 12/1/10 (h)		290	328
Navistar International Corp. 7.5% 6/15/11		860	920
			3,487
Marine - 0.4%
H-Lines Finance Holding Corp. 0% 4/1/13 (e)(g)		2,510	1,826
OMI Corp. 7.625% 12/1/13		6,465	6,918
Ultrapetrol Bahamas Ltd. 9% 11/24/14 (g)		3,250	3,242
			11,986
Road & Rail - 0.8%
Grupo TMM SA de CV 10.5% 8/1/07 (g)		2,803	2,817
Kansas City Southern Railway Co.:
7.5% 6/15/09		3,400	3,570
9.5% 10/1/08		1,715	1,929
TFM SA de CV yankee:
10.25% 6/15/07		2,581	2,762
11.75% 6/15/09		15,138	15,365
			26,443
TOTAL INDUSTRIALS			94,718
INFORMATION TECHNOLOGY - 2.9%
Communications Equipment - 0.5%
Lucent Technologies, Inc.:
6.45% 3/15/29		14,385	13,090
6.5% 1/15/28		1,110	999
			14,089
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.3%
Altra Industrial Motion, Inc. 9% 12/1/11 (g)		$ 1,290	$ 1,309
Celestica, Inc. 7.875% 7/1/11		8,140	8,710
			10,019
IT Services - 0.4%
Iron Mountain, Inc.:
6.625% 1/1/16		9,500	8,883
7.75% 1/15/15		1,750	1,759
8.25% 7/1/11		620	639
8.625% 4/1/13		1,080	1,145
			12,426
Office Electronics - 1.1%
Xerox Capital Trust I 8% 2/1/27		4,880	5,075
Xerox Corp.:
6.875% 8/15/11		4,180	4,452
7.125% 6/15/10		2,970	3,208
7.2% 4/1/16		3,365	3,601
7.625% 6/15/13		17,830	19,613
			35,949
Semiconductors & Semiconductor Equipment - 0.6%
AMI Semiconductor, Inc. 10.75% 2/1/13		889	1,042
Freescale Semiconductor, Inc. 7.125% 7/15/14		7,415	8,045
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
5.78% 12/15/11 (g)(h)		900	924
6.875% 12/15/11 (g)		1,790	1,844
8% 12/15/14 (g)		700	730
Semiconductor Note Participation Trust 0% 8/4/11 (g)		740	1,110
Viasystems, Inc. 10.5% 1/15/11		5,785	5,669
			19,364
TOTAL INFORMATION TECHNOLOGY			91,847
MATERIALS - 4.7%
Chemicals - 1.8%
America Rock Salt Co. LLC 9.5% 3/15/14		4,735	4,948
BOC Group PLC 2.266% 7/19/05 (h)	EUR	1,500	2,035
Braskem SA 11.75% 1/22/14 (g)		1,270	1,492
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Compass Minerals Group, Inc. 10% 8/15/11		$ 1,260	$ 1,418
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11		1,330	1,536
Georgia Gulf Corp. 7.125% 12/15/13		920	989
Huntsman Advanced Materials LLC:
10% 7/15/08 (g)(h)		1,610	1,739
11% 7/15/10 (g)		1,280	1,504
Huntsman ICI Chemicals LLC 10.125% 7/1/09		2,521	2,660
Huntsman International LLC:
7.375% 1/1/15 (g)		6,655	6,705
9.875% 3/1/09		675	739
Huntsman LLC:
9.32% 7/15/11 (g)(h)		830	925
11.625% 10/15/10		980	1,161
Innophos, Inc. 8.875% 8/15/14 (g)		680	736
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (e)		7,220	6,245
Lyondell Chemical Co.:
9.5% 12/15/08		1,655	1,804
9.625% 5/1/07		380	417
11.125% 7/15/12		2,780	3,287
Millennium America, Inc. 9.25% 6/15/08		3,660	4,136
Phibro Animal Health Corp.:
13% 12/1/07 unit (g)		1,850	2,017
13% 12/1/07 unit (g)		399	435
Resolution Performance Products LLC/RPP Capital Corp. 9.5% 4/15/10		755	812
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (g)		490	507
Solutia, Inc.:
6.72% 10/15/37 (c)		2,020	1,646
7.375% 10/15/27 (c)		8,625	7,029
			56,922
Containers & Packaging - 0.8%
BWAY Corp. 10% 10/15/10		2,380	2,535
Crown Cork & Seal, Inc.:
7.375% 12/15/26		3,000	2,820
8% 4/15/23		4,690	4,620
Crown European Holdings SA:
9.5% 3/1/11		3,150	3,575
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Crown European Holdings SA: - continued
10.875% 3/1/13		$ 1,005	$ 1,188
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14 (g)		2,320	2,366
7.75% 5/15/11		910	987
8.25% 5/15/13		3,550	3,905
8.875% 2/15/09		4,595	4,986
			26,982
Metals & Mining - 1.4%
Compass Minerals International, Inc.:
0% 12/15/12 (e)		1,460	1,248
0% 6/1/13 (e)		3,710	3,005
CSN Islands VIII Corp. 9.75% 12/16/13 (g)		11,440	12,241
Foundation Pennsylvania Coal Co. 7.25% 8/1/14 (g)		1,670	1,766
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14		5,685	5,642
10.125% 2/1/10		1,890	2,159
IMCO Recycling Escrow, Inc. 9% 11/15/14 (g)		560	580
International Steel Group, Inc. 6.5% 4/15/14		6,710	7,247
Ispat Inland ULC 9.75% 4/1/14		1,385	1,710
Luscar Coal Ltd. 9.75% 10/15/11		1,400	1,586
Massey Energy Co. 6.625% 11/15/10		1,655	1,721
Oregon Steel Mills, Inc. 10% 7/15/09		1,240	1,392
Peabody Energy Corp. 6.875% 3/15/13		1,910	2,068
Steel Dynamics, Inc.:
9.5% 3/15/09		65	71
9.5% 3/15/09		3,030	3,318
			45,754
Paper & Forest Products - 0.7%
Boise Cascade LLC/Boise Cascade Finance Corp.:
5.005% 10/15/12 (g)(h)		790	808
7.125% 10/15/14 (g)		970	1,019
Georgia-Pacific Corp.:
7.375% 12/1/25		3,670	4,000
8% 1/15/24		6,005	6,958
8.875% 5/15/31		1,420	1,775
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Georgia-Pacific Corp.: - continued
9.375% 2/1/13		$ 3,715	$ 4,328
Millar Western Forest Products Ltd. 7.75% 11/15/13		2,405	2,573
			21,461
TOTAL MATERIALS			151,119
TELECOMMUNICATION SERVICES - 8.5%
Diversified Telecommunication Services - 4.2%
AT&T Corp. 8.75% 11/15/31		10,720	12,743
Deutsche Telekom International Finance BV 6.25% 12/9/10	GBP	450	903
Empresa Brasileira de Telecomm SA 11% 12/15/08		6,785	7,735
Eschelon Operating Co. 8.375% 3/15/10		2,015	1,612
Indosat Finance Co. BV 7.75% 11/5/10		1,325	1,411
Level 3 Financing, Inc. 10.75% 10/15/11 (g)		5,670	5,103
MCI, Inc.:
6.688% 5/1/09		138	143
7.735% 5/1/14		6,010	6,461
Mobifon Holdings BV 12.5% 7/31/10		9,600	11,424
New Skies Satellites BV:
7.4375% 11/1/11 (g)(h)		1,000	1,050
9.125% 11/1/12 (g)		760	790
NTL Cable PLC 8.75% 4/15/14 (g)		14,255	16,037
Qwest Corp.:
7.875% 9/1/11 (g)		3,970	4,288
9.125% 3/15/12 (g)		22,205	25,647
Qwest Services Corp. 14.5% 12/15/14 (g)(h)		1,925	2,411
Telefonica de Argentina SA 9.125% 11/7/10		3,560	3,747
Telenet Group Holding NV 0% 6/15/14 (e)(g)		15,660	11,902
U.S. West Communications:
6.875% 9/15/33		8,020	7,378
7.125% 11/15/43		325	299
7.2% 11/10/26		3,595	3,433
7.25% 9/15/25		1,560	1,521
7.25% 10/15/35		1,780	1,682
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
U.S. West Communications: - continued
7.5% 6/15/23		$ 2,840	$ 2,790
8.875% 6/1/31		3,020	3,201
			133,711
Wireless Telecommunication Services - 4.3%
American Tower Corp. 7.125% 10/15/12 (g)		7,155	7,352
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13		8,245	9,234
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)		2,760	2,843
Crown Castle International Corp.:
Series B, 7.5% 12/1/13		7,695	8,253
7.5% 12/1/13		430	461
9.375% 8/1/11		2,940	3,293
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13		1,605	1,798
Dobson Cellular Systems, Inc. 9.875% 11/1/12 (g)		2,630	2,597
Globe Telecom, Inc. 9.75% 4/15/12		1,950	2,130
Inmarsat Finance II PLC 0% 11/15/12 (e)(g)		16,940	12,197
Kyivstar GSM 10.375% 8/17/09 (g)		3,600	3,978
Millicom International Cellular SA 10% 12/1/13 (g)		14,765	15,429
Mobile Telesystems Finance SA:
8.375% 10/14/10 (g)		3,430	3,481
9.75% 1/30/08 (g)		3,020	3,179
9.75% 1/30/08 (Reg. S)		175	184
Nextel Communications, Inc.:
5.95% 3/15/14		1,730	1,808
6.875% 10/31/13		6,310	6,846
7.375% 8/1/15		19,315	21,343
Rogers Communications, Inc.:
5.525% 12/15/10 (g)(h)		2,300	2,409
6.375% 3/1/14		4,195	4,153
7.25% 12/15/12 (g)		1,430	1,516
7.5% 3/15/15 (g)		2,640	2,779
8% 12/15/12 (g)		1,640	1,730
9.625% 5/1/11		2,955	3,443
Telemig Cellular SA/Amazonia Cellular SA 8.75% 1/20/09 (g)		4,100	4,264
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
UbiquiTel Operating Co.:
9.875% 3/1/11		$ 505	$ 566
9.875% 3/1/11 (g)		1,720	1,926
Western Wireless Corp. 9.25% 7/15/13		7,125	7,766
			136,958
TOTAL TELECOMMUNICATION SERVICES			270,669
UTILITIES - 2.2%
Electric Utilities - 0.2%
Illinois Power Co. 7.5% 6/15/09		95	107
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (g)		6,360	6,614
			6,721
Gas Utilities - 1.3%
ANR Pipeline, Inc. 8.875% 3/15/10		570	638
Northwest Pipeline Corp.:
6.625% 12/1/07		305	323
8.125% 3/1/10		530	587
Southern Natural Gas Co.:
7.35% 2/15/31		9,120	9,473
8% 3/1/32		7,365	8,046
8.875% 3/15/10		670	750
Tennessee Gas Pipeline Co.:
7% 10/15/28		1,275	1,267
7.5% 4/1/17		9,525	10,597
7.625% 4/1/37		1,550	1,631
8.375% 6/15/32		1,570	1,770
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05		1,410	1,417
6.25% 1/15/08		1,140	1,197
7% 8/15/11		300	329
8.875% 7/15/12		1,400	1,705
			39,730
Multi-Utilities & Unregulated Power - 0.7%
Calpine Corp.:
8.5% 7/15/10 (g)		2,285	1,954
8.75% 7/15/13 (g)		12,540	10,283
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Calpine Corp.: - continued
9.875% 12/1/11 (g)		$ 650	$ 566
Chivor SA E.S.P. 9.75% 12/30/14 (g)		4,350	4,524
Enron Corp.:
6.4% 7/15/06 (c)		865	268
6.625% 11/15/05 (c)		3,510	1,088
6.725% 11/15/37 (c)		1,090	332
6.75% 8/1/09 (c)		880	273
6.875% 10/15/07 (c)		2,120	657
6.95% 7/15/28 (c)		1,920	605
7.125% 5/15/07 (c)		375	116
7.375% 5/15/19 (c)		2,200	671
7.875% 6/15/03 (c)		375	116
8.375% 5/23/05 (c)		3,980	1,219
9.125% 4/1/03 (c)		80	25
9.875% 6/15/03 (c)		345	107
			22,804
TOTAL UTILITIES			69,255
TOTAL NONCONVERTIBLE BONDS			1,460,318
TOTAL CORPORATE BONDS (Cost $1,378,252)			1,463,166
U.S. Government and Government Agency Obligations - 18.2%

U.S. Government Agency Obligations - 5.5%
Fannie Mae:
3.25% 1/15/08		26,250	26,048
4.25% 5/15/09		21,000	21,367
5.125% 1/2/14		10,000	10,198
6% 5/15/11		12,775	14,055
6.25% 2/1/11		80	88
Federal Home Loan Bank:
3% 8/15/05		45,000	45,061
5.8% 9/2/08		960	1,028
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac:
1.5% 8/15/05		$ 300	$ 298
2.75% 10/15/06		785	779
2.875% 12/15/06		1,095	1,087
3.625% 9/15/08		25,005	25,014
4.375% 2/4/10		4,900	4,905
4.5% 1/15/14		12,320	12,315
Private Export Funding Corp. secured 5.685% 5/15/12		2,355	2,552
Small Business Administration guaranteed development participation certificates Series 2003 P10B, 5.136% 8/10/13		2,895	2,941
State of Israel (guaranteed by U.S. Government through Agency for International Development) 5.5% 9/18/23		7,750	8,097
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			175,833
U.S. Treasury Inflation Protected Obligations - 4.0%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28		26,375	34,621
U.S. Treasury Inflation-Indexed Notes:
1.875% 7/15/13		81,007	83,330
2% 1/15/14		9,503	9,836
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			127,787
U.S. Treasury Obligations - 8.7%
U.S. Treasury Bonds:
6.125% 8/15/29		16,500	19,372
9% 11/15/18		3,000	4,345
11.25% 2/15/15		3,870	6,083
U.S. Treasury Notes:
1.625% 2/28/06		500	493
2.375% 8/31/06		30,000	29,701
2.5% 5/31/06		31,500	31,319
2.75% 7/31/06		7,000	6,977
3.125% 5/15/07		25,000	24,987
3.25% 1/15/09		50,700	50,260
3.375% 9/15/09		22,387	22,182
4% 11/15/12		880	879
4.25% 8/15/13		2,000	2,016
4.25% 11/15/13		27,000	27,170
4.25% 11/15/14		10,000	10,026
4.75% 5/15/14		19,870	20,707
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
5% 2/15/11		$ 14,200	$ 15,106
5% 8/15/11		1,000	1,065
5.625% 5/15/08		3,847	4,126
TOTAL U.S. TREASURY OBLIGATIONS			276,814
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $575,311)			580,434
U.S. Government Agency - Mortgage Securities - 1.2%

Fannie Mae - 1.2%
4% 8/1/18 to 8/1/19		15,143	14,799
5% 2/1/18 to 7/1/34		15,284	15,321
5.5% 10/1/16 to 3/1/18		7,053	7,297
6.5% 1/1/29		570	599
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $37,978)			38,016
Asset-Backed Securities - 0.2%

Capital One Multi-Asset Execution Trust Series 2004-B7 Class B7, 2.615% 8/17/17 (h)	EUR	2,000	2,714
Chester Asset Receivables Dealings PLC 2.998% 9/15/13 (h)	EUR	500	682
Cumbernauld Funding 5.2% 3/16/09	GBP	600	1,161
Driver One Gmbh Series 1 Class B, 2.404% 5/21/10 (h)	EUR	770	1,045
Punch Taverns Finance PLC 5.2144% 4/15/09 (h)	GBP	437	838
TOTAL ASSET-BACKED SECURITIES (Cost $5,891)			6,440
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.3%
Granite Mortgages PLC:
2.515% 1/20/43 (h)	EUR	600	817
5.0425% 3/20/44 (h)	GBP	1,000	1,922
Collateralized Mortgage Obligations - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Private Sponsor - continued
Holmes Financing No. 8 PLC:
floater Series 3 Class C, 2.998% 7/15/40 (h)	EUR	500	$ 682
5.0444% 7/15/40 (h)	GBP	1,000	1,922
Interstar Millennium Trust Series 2004-4E Class A1, 2.372% 11/14/36 (h)	EUR	630	856
Mortgages PLC Series 6 Class A1, 4.9602% 1/31/27 (h)	GBP	2,000	3,838
Permanent Financing No. 1 PLC 5.1% 6/10/09 (h)	EUR	344	491
TOTAL PRIVATE SPONSOR			10,528
U.S. Government Agency - 0.1%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2001-53 Class OH, 6.5% 6/25/30		197	197
Freddie Mac planned amortization class Series 2351 Class PX, 6.5% 7/15/30		297	301
Freddie Mac Multi-class participation certificates guaranteed planned amortization class Series 2770 Class UD, 4.5% 5/15/17		1,800	1,790
TOTAL U.S. GOVERNMENT AGENCY			2,288
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,345)			12,816
Commercial Mortgage Securities - 0.1%

Opera Finance PLC 5.1475% 7/31/13 (h) (Cost $2,762)	GBP	1,500	2,880
Foreign Government and Government Agency Obligations - 22.2%

Argentine Republic 1.98% 8/3/12 (h)		9,745	8,233
Austrian Republic 5% 12/20/24 (g)	CAD	2,000	1,632
Banco Central del Uruguay:
Brady:
par A 6.75% 2/19/21		1,250	1,194
par B 6.75% 3/21/21		250	239
value recovery A rights 1/2/21 (i)		1,250,000	0
value recovery B rights 1/2/21 (i)		1,250,000	0
Belgian Kingdom 5% 9/28/12	EUR	5,000	7,471
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Bogota Distrito Capital:
9.5% 12/12/06 (g)		$ 480	$ 523
9.5% 12/12/06 (Reg. S)		4,289	4,675
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14		39,986	40,936
par Z-L 6% 4/15/24		2,610	2,421
10.5% 7/14/14		1,690	2,006
11% 8/17/40		15,615	18,535
12% 4/15/10		2,120	2,624
12.25% 3/6/30		4,410	5,834
12.75% 1/15/20		2,505	3,392
Canadian Government:
4.5% 9/1/07	CAD	25,000	21,519
5.25% 6/1/12	CAD	1,300	1,161
5.5% 6/1/09	CAD	9,150	8,204
5.75% 6/1/29	CAD	21,350	20,096
Central Bank of Nigeria:
Brady 6.25% 11/15/20		2,250	2,104
promissory note 5.092% 1/5/10		1,954	1,856
warrants 11/15/20 (a)(i)		3,250	3
City of Kiev 8.75% 8/8/08		7,140	7,497
Colombian Republic:
10.75% 1/15/13		4,570	5,473
11.75% 3/1/10	COP	2,960,000	1,266
11.75% 2/25/20		3,120	4,009
Dominican Republic:
Brady 2.75% 8/30/09 (h)		5,745	4,739
3.4425% 8/30/24 (h)		5,278	4,203
9.04% 1/23/13 (g)		730	611
9.5% 9/27/06 (Reg. S)		605	569
Ecuador Republic:
8% 8/15/30 (Reg. S) (f)		4,175	3,607
12% 11/15/12 (Reg. S)		5,250	5,381
euro par 4.75% 2/28/25 (f)		575	374
German Federal Republic:
2.75% 6/23/06	EUR	28,000	38,173
4.25% 1/4/14	EUR	60,200	85,671
4.75% 7/4/34	EUR	15,000	21,915
5% 7/4/12	EUR	5,540	8,289
5.5% 1/4/31	EUR	6,500	10,515
Ivory Coast Brady FLIRB A 2% 3/29/18 (c)(f)	FRF	14,425	462
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Japan Government:
0.2% 7/20/06	JPY	1,180,000	$ 11,547
1.5% 3/20/14	JPY	3,550,000	35,141
2.4% 6/20/24	JPY	690,000	7,144
Lebanese Republic 5.88% 11/30/09 (g)(h)		1,905	1,895
Panamanian Republic:
Brady discount 2.6925% 7/17/26 (h)		175	157
9.625% 2/8/11		1,720	2,038
10.75% 5/15/20		2,535	3,296
Peruvian Republic:
3% 3/7/27 (f)		1,425	923
9.125% 2/21/12		3,955	4,617
9.875% 2/6/15		1,470	1,815
Philippine Republic:
Brady principal collateralized interest reduction bond 6.5% 12/1/17		5,030	4,942
8.375% 2/15/11		10,516	10,569
9% 2/15/13		2,950	3,009
9.875% 1/15/19		3,760	3,868
Russian Federation:
5% 3/31/30 (f)(g)		1,587	1,636
5% 3/31/30 (Reg. S) (f)		33,668	34,720
8.25% 3/31/10 (Reg. S)		3,065	3,372
12.75% 6/24/28 (Reg. S)		3,350	5,477
South African Republic:
8.5% 6/23/17		1,915	2,399
13% 8/31/10	ZAR	6,555	1,431
Spanish Kingdom:
3.6% 1/31/09	EUR	17,300	24,067
4.8% 10/31/06	EUR	4,800	6,782
Turkish Republic:
0% 12/7/05	TRL	8,009,280,000	4,997
10.5% 1/13/08		1,665	1,911
11% 1/14/13		3,145	4,002
11.75% 6/15/10		5,761	7,288
11.875% 1/15/30		1,425	2,057
20% 10/17/07	TRL	7,376,500,000	5,875
Ukraine Government:
5.33% 8/5/09 (h)		3,020	3,194
11% 3/15/07 (Reg. S)		2,014	2,167
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (d)	Value (Note 1) (000s)
United Kingdom, Great Britain & Northern Ireland:
Index Linked 2.5% 7/26/16	GBP	8,336	$ 17,038
4.5% 3/7/07	GBP	200	384
4.75% 9/7/15	GBP	1,500	2,928
5.75% 12/7/09	GBP	1,500	3,037
6% 12/7/28	GBP	7,125	16,744
6.25% 11/25/10	GBP	6,040	12,636
United Mexican States:
7.5% 4/8/33		16,580	17,906
8.125% 12/30/19		4,435	5,222
8.375% 1/14/11		7,670	9,005
9% 12/20/12	MXN	44,685	3,865
11.5% 5/15/26		7,360	11,261
Uruguay Republic:
7.25% 2/15/11		3,585	3,549
10.5% 10/20/06	UYU	83,300	3,704
17.75% 2/4/06	UYU	52,800	2,086
Venezuelan Republic:
Discount A, 3.0625% 3/31/20 (h)		4,815	4,394
oil recovery rights 4/15/20 (i)		1,250	13
3.4375% 3/31/20 (h)		312	285
8.5% 10/8/14		1,985	2,102
9.25% 9/15/27		2,245	2,368
10.75% 9/19/13		10,340	12,369
13.625% 8/15/18		4,075	5,511
euro Brady:
par W-A 6.75% 3/31/20		7,680	7,622
par W-B 6.75% 3/31/20		3,385	3,360
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (f)		3,184	2,340
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $646,156)			709,477
Common Stocks - 1.3%
	Shares
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.1%
Centerplate, Inc. unit	244,160	3,230
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - 0.5%
NTL, Inc. (a)	223,164	$ 16,282
TOTAL CONSUMER DISCRETIONARY		19,512
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Coinmach Service Corp. unit	435,000	5,960
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Telewest Global, Inc. (a)	841,398	14,792
Wireless Telecommunication Services - 0.0%
DigitalGlobe, Inc. (g)	98	0
TOTAL TELECOMMUNICATION SERVICES		14,792
TOTAL COMMON STOCKS (Cost $24,770)		40,264
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	2,219	2,463
Specialty Retail - 0.0%
GNC Corp. Series A, 12.00% (a)	1,740	1,675
TOTAL CONSUMER DISCRETIONARY		4,138
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	122	1
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,987)		4,139
Floating Rate Loans - 0.9%
		Principal Amount (000s) (d)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
AM General LLC:
Tranche B1, term loan 6.759% 11/1/11 (h)		$ 3,450	$ 3,519
Tranche C2, term loan 11.21% 5/2/12 (h)		1,700	1,760
			5,279
Hotels, Restaurants & Leisure - 0.1%
Hilton Head Communications LP Tranche B, term loan 6.5% 3/31/08 (h)		3,000	2,948
Textiles, Apparel & Luxury Goods - 0.0%
Levi Strauss & Co. Tranche B, term loan 10% 9/29/09		1,386	1,497
TOTAL CONSUMER DISCRETIONARY			9,724
FINANCIALS - 0.3%
Consumer Finance - 0.1%
Metris Companies, Inc. term loan 11.78% 5/6/07 (h)		2,963	3,111
Diversified Financial Services - 0.2%
Olympus Cable Holdings LLC Tranche B, term loan 7.25% 9/30/10 (h)		7,825	7,766
TOTAL FINANCIALS			10,877
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Valor Telecommunications Enterprises LLC:
term loan 12.875% 5/10/12 (h)		1,400	1,456
Tranche 2, term loan 10.0815% 11/10/11 (h)		3,400	3,502
			4,958
UTILITIES - 0.1%
Electric Utilities - 0.1%
Astoria Energy LLC term loan:
7.1882% 4/15/12 (h)		870	887
11.31% 4/15/12 (h)		2,240	2,296
			3,183
TOTAL FLOATING RATE LOANS (Cost $26,848)			28,742
Sovereign Loan Participations - 0.2%
		Principal Amount (000s) (d)	Value (Note 1) (000s)
Indonesian Republic loan participation:
- Barclays Bank 3.4375% 3/28/13 (h)		$ 326	$ 293
- Credit Suisse First Boston 3.4375% 3/28/13 (h)		2,163	1,947
- Deutsche Bank:
0% 3/28/13 (h)	JPY	119,063	1,008
3% 3/21/05 (h)		710	705
3.4375% 3/28/13 (h)		1,499	1,350
- Salomon Brothers 3% 3/21/05 (h)		675	670
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $5,646)			5,973
Fixed-Income Funds - 0.5%
	Shares
Fidelity Floating Rate Central Investment Portfolio (b) (cost $15,250)	152,668	15,250
Money Market Funds - 7.4%
Fidelity Cash Central Fund, 2.24% (b) (cost $235,978)	235,978,044	235,978
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $2,971,174)		3,143,575
NET OTHER ASSETS - 1.5%		47,361
NET ASSETS - 100%		$ 3,190,936
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
COP	-	Colombian peso
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
MXN	-	Mexican peso
TRL	-	Turkish lira
UYU	-	Uruguay peso
ZAR	-	South African rand
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted for Money Market funds is the annualized seven-day yield of the fund at period end. A complete listing of each fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $453,959,000 or 14.2% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Quantity represents share amount.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	65.1%
Germany	5.6%
Canada	3.8%
United Kingdom	3.4%
Brazil	2.8%
Mexico	2.7%
Russia	1.8%
Japan	1.7%
Venezuela	1.2%
Netherlands	1.0%
Spain	1.0%
Luxembourg	1.0%
Others (individually less than 1%)	8.9%
100.0%

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $26,299,000 or, if different, the net capital gain of such year; and for dividends with respect to the taxable year ended December 31, 2003, $2,130,000 or, if different, the excess of (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2004

Assets
Investment in securities, at value (cost $2,971,174) - See accompanying schedule		$ 3,143,575
Cash		1,456
Receivable for investments sold		2,821
Receivable for fund shares sold		9,093
Interest receivable		46,927
Prepaid expenses		9
Other receivables		1
Total assets		3,203,882

Liabilities
Payable for investments purchased	$ 6,936
Payable for fund shares redeemed	1,753
Distributions payable	2,248
Accrued management fee	1,473
Other affiliated payables	390
Other payables and accrued expenses	146
Total liabilities		12,946

Net Assets		$ 3,190,936
Net Assets consist of:
Paid in capital		$ 2,979,136
Undistributed net investment income		29,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,919
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		172,272
Net Assets, for 296,245 shares outstanding		$ 3,190,936
Net Asset Value, offering price and redemption price per share ($3,190,936 ÷ 296,245 shares)		$ 10.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2004

Investment Income
Dividends		$ 859
Interest		160,047
Total income		160,906

Expenses
Management fee	$ 14,884
Transfer agent fees	3,223
Accounting fees and expenses	870
Non-interested trustees' compensation	14
Custodian fees and expenses	249
Registration fees	317
Audit	59
Legal	8
Miscellaneous	24
Total expenses before reductions	19,648
Expense reductions	(8)	19,640
Net investment income		141,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	67,193
Foreign currency transactions	953
Swap agreements	(191)
Total net realized gain (loss)		67,955
Change in net unrealized appreciation (depreciation) on: Investment securities	28,554
Assets and liabilities in foreign currencies	(685)
Swap agreements	(45)
Total change in net unrealized appreciation (depreciation)		27,824
Net gain (loss)		95,779
Net increase (decrease) in net assets resulting from operations		$ 237,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 141,266	$ 89,223
Net realized gain (loss)	67,955	39,768
Change in net unrealized appreciation (depreciation)	27,824	123,499
Net increase (decrease) in net assets resulting from operations	237,045	252,490
Distributions to shareholders from net investment income	(137,788)	(93,344)
Distributions to shareholders from net realized gain	(36,966)	(6,568)
Total distributions	(174,754)	(99,912)
Share transactions Proceeds from sales of shares	1,812,329	2,314,887
Reinvestment of distributions	154,932	89,366
Cost of shares redeemed	(1,179,032)	(998,042)
Net increase (decrease) in net assets resulting from share transactions	788,229	1,406,211
Total increase (decrease) in net assets	850,520	1,558,789

Net Assets
Beginning of period	2,340,416	781,627
End of period (including undistributed net investment income of $29,609 and undistributed net investment income of $6,349, respectively)	$ 3,190,936	$ 2,340,416
Other Information Shares
Sold	171,954	230,426
Issued in reinvestment of distributions	14,706	8,789
Redeemed	(113,283)	(99,476)
Net increase (decrease)	73,377	139,739

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 9.40	$ 9.15	$ 9.13	$ 9.44
Income from Investment Operations
Net investment income B	.570	.566	.582	.626 E	.729
Net realized and unrealized gain (loss)	.383	1.142	.243	(.041) E	(.363)
Total from investment operations	.953	1.708	.825	.585	.366
Distributions from net investment income	(.553)	(.578)	(.575)	(.565)	(.676)
Distributions from net realized gain	(.130)	(.030)	-	-	-
Total distributions	(.683)	(.608)	(.575)	(.565)	(.676)
Net asset value, end of period	$ 10.77	$ 10.50	$ 9.40	$ 9.15	$ 9.13
Total ReturnA	9.44%	18.62%	9.38%	6.52%	4.07%
Ratios to Average Net Assets C
Expenses before expense reductions	.76%	.80%	.84%	.94%	.99%
Expenses net of voluntary waivers, if any	.76%	.80%	.84%	.94%	.99%
Expenses net of all reductions	.76%	.80%	.84%	.94%	.99%
Net investment income	5.46%	5.64%	6.42%	6.83% E	7.94%
Supplemental Data
Net assets, end of period (in millions)	$ 3,191	$ 2,340	$ 782	$ 164	$ 63
Portfolio turnover rate	94%	148%	117% D	178%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D The portfolio turnover rate does not include the assets acquired in the merger.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated fixed income and money market central funds (underlying funds) managed by affiliates of Fidelity Management & Research Company (FMR). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund and underlying funds (funds):

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including underlying funds, are valued at their net asset value each business day.

Foreign Currency. The funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including purchases and sales of underlying funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, foreign currency transactions, certain foreign taxes, prior period premium and discount on debt securities, defaulted bonds, market discount, financing transactions, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 183,627
Unrealized depreciation	(10,372)
Net unrealized appreciation (depreciation)	173,255
Undistributed ordinary income	16,432
Undistributed long-term capital gain	11,610

Cost for federal income tax purposes	$ 2,970,320

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 157,936	$ 93,344
Long-term Capital Gains	16,818	6,568
Total	$ 174,754	$ 99,912

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permit the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The funds may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the funds are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the funds.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the funds custodian in compliance with swap contracts.

Mortgage Dollar Rolls. To earn additional income, the funds may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll

Annual Report

2. Operating Policies - continued

Mortgage Dollar Rolls - continued

transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,332,974 and $1,786,117, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM) or Fidelity Management & Research Co., Inc. (FMRC), affiliates of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Floating Rate Central Investment Portfolio seeks a high level of current income. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,534 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2005

Annual Report

Fidelity Floating Rate Central Investment Portfolio

December 31, 2004 (Unaudited)

Top Fifty Holdings (excluding cash equivalents)*
	Principal Amount	Value	% of Fund's Net Assets
General Growth Properties, Inc. Tranche B, term loan 4.53% 11/12/08	$ 6,000,000	$ 6,015,000	4.8
Lake Las Vegas LLC Tranche 1, term loan 5.1197% 11/1/09	4,310,000	4,342,325	3.5
Qwest Corp. Tranche A, term loan 7.39% 6/30/07	4,000,000	4,170,000	3.3
UPC Distribution Holdings BV Tranche F, term loan 5.98% 12/31/11	4,000,000	4,050,000	3.2
Dex Media West LLC/Dex Media West Finance Co. Tranche B, term loan 4.1033% 9/9/10	3,993,293	4,043,209	3.2
El Paso Corp. Credit-Linked Deposit 5.15% 11/22/09	4,000,000	4,030,000	3.2
Marina District Finance Co., Inc. term loan 3.93% 10/14/11	4,000,000	4,030,000	3.2
R.H. Donnelley Corp. Tranche B2, term loan 4.3086% 6/30/11	3,965,788	4,005,446	3.2
PacifiCare Health Systems, Inc. Tranche B, term loan 4.1618% 12/6/10	4,000,000	4,000,000	3.2
Nexstar Broadcasting, Inc. Tranche D, term loan 4.31% 12/31/10	3,989,975	3,999,975	3.2
Starwood Hotels & Resorts Worldwide, Inc. term loan 3.67% 10/9/06	3,666,667	3,666,667	2.9
Smurfit-Stone Container Enterprises, Inc. Tranche B, term loan 4.5208% 11/1/11	3,489,621	3,537,603	2.8
Vicar Operating, Inc. Tranche F, term loan 4.1875% 9/30/08	3,100,000	3,119,375	2.5
RailAmerica, Inc. term loan 4.375% 9/29/11	3,000,000	3,052,500	2.4
Constellation Brands, Inc. Tranche B, term loan 4.5866% 12/22/11	3,000,000	3,037,500	2.4
Texas Genco LLC term loan 4.48% 12/14/11	3,000,000	3,033,750	2.4
Lamar Media Corp. Tranche C, term loan 4.0625% 6/30/10	3,000,000	3,030,000	2.4
ON Semiconductor Corp. Tranche G, term loan 5.5625% 12/15/11	3,000,000	3,007,500	2.4
HCA, Inc. term loan 3.42% 11/9/09	3,000,000	2,992,500	2.4
Charter Communication Operating LLC Tranche A, term loan 5.13% 4/27/10	3,000,000	2,981,250	2.4
Century Cable Holdings LLC Tranche B, term loan 7.25% 6/30/09	3,000,000	2,977,500	2.4
Kansas City Southern Railway Co. Tranche B1, term loan 4.0939% 3/30/08	2,800,000	2,842,000	2.3
Iron Mountain, Inc. Tranche R, term loan 4.1875% 4/2/11	2,500,000	2,512,500	2.0
NRG Energy, Inc. term loan 4.95% 12/24/11	2,193,750	2,193,750	1.8
Top Fifty Holdings (excluding cash equivalents)*
	Principal Amount	Value	% of Fund's Net Assets
Valor Telecommunications Enterprises LLC Tranche 2, term loan 10.0815% 11/10/11	$ 2,000,000	$ 2,060,000	1.6
AM General LLC Tranche B1, term loan 6.759% 11/1/11	2,000,000	2,040,000	1.6
Simmons Bedding Co. Tranche C, term loan 4.0535% 12/19/11	2,000,000	2,030,000	1.6
Herbalife International, Inc. term loan 4.58% 12/21/10	2,000,000	2,027,500	1.6
Reliant Energy, Inc. term loan 4.795% 4/30/10	2,000,000	2,025,000	1.6
Advertising Directory Solutions, Inc. Tranche 1, term loan 4.4% 11/9/11	2,000,000	2,015,000	1.6
LNR Property Corp. Tranche B, term loan 5.59% 1/31/08	2,000,000	2,010,000	1.6
Community Health Systems, Inc. term loan 4.15% 8/19/11	1,995,000	2,004,975	1.6
Nextel Communications, Inc. Tranche E, term loan 4.6875% 12/15/10	1,994,962	1,996,209	1.6
NRG Energy, Inc. Credit-Linked Deposit 4.325% 12/24/11	1,706,250	1,708,383	1.4
Domino's, Inc. term loan 4.3125% 6/25/10	1,632,486	1,650,852	1.3
Goodman Global Holdings, Inc. term loan 4.8125% 12/23/11	1,220,000	1,226,100	1.0
Smurfit-Stone Container Enterprises, Inc. Tranche C, term loan 4.3958% 11/1/11	1,073,729	1,088,493	0.9
Georgia-Pacific Corp. term loan 3.4647% 7/2/09	1,000,000	998,750	0.8
Cooper Standard Auto, Inc. Tranche C, term loan 6.25% 12/23/11	616,667	624,375	0.5
Landry's Seafood Restaurants, Inc. term loan 4.5276% 12/28/10	465,000	469,650	0.4
Smurfit-Stone Container Enterprises, Inc. Credit-Linked Deposit 2.4% 11/1/10	436,650	442,654	0.4
Cooper Standard Auto, Inc. Tranche B, term loan 6.25% 12/23/11	383,333	388,125	0.3
* The fund commenced operations on December 15, 2004 and holds 42 securities, excluding cash equivalents, which represent 88.9% of the fund's net assets.

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Strategic Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity School Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Strategic Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of Strategic Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

William Eigen (36)

Year of Election or Appointment: 2003

Vice President of Strategic Income. Mr. Eigen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Eigen worked as a director, strategist, and portfolio manager.

George Fischer (43)

Year of Election or Appointment: 2003

Vice President of Strategic Income. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Mark J. Notkin (40)

Year of Election or Appointment: 2001

Vice President of Strategic Income. Mr. Notkin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Strategic Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), of Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Strategic Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Strategic Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Strategic Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Com-pany, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Strategic Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Strategic Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Strategic Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Strategic Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Fidelity Strategic Income Fund voted to pay on January 7, 2005, to shareholders of record at the opening of business on January 4, 2005, a distribution of $.07 per share derived from capital gains realized from sales of portfolio securities.

A total of 6.57% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Fidelity Investments Money Management Investments, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FSN-UANN-0205
1.787743.101

Item 2. Code of Ethics

As of the end of the period, December 31, 2004, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan Intermediate Municipal Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity New Markets Income Fund	$83,000	$101,000
Fidelity Strategic Income Fund	$47,000	$69,000
Spartan Intermediate Municipal Income Fund	$45,000	$53,000
All funds in the Fidelity Group of Funds audited by PwC	$10,800,000	$10,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003A,B
Fidelity New Markets Income Fund	$0	$0
Fidelity Strategic Income Fund	$0	$0
Spartan Intermediate Municipal Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A	2003A,B
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A,B
Fidelity New Markets Income Fund	$2,400	$2,200
Fidelity Strategic Income Fund	$3,200	$3,000
Spartan Intermediate Municipal Income Fund	$2,400	$2,200
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A,B
Fidelity New Markets Income Fund	$2,000	$1,700
Fidelity Strategic Income Fund	$3,300	$2,300
Spartan Intermediate Municipal Income Fund	$2,800	$2,800
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$490,000	$190,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity New Markets Income Fund	0%
Fidelity Strategic Income Fund	0%
Spartan Intermediate Municipal Income Fund	0%

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by PwC of $2,650,000A and $1,900,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$500,000	$250,000
Non-Covered Services	$2,150,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 24, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	February 24, 2005